                                                                  EXHIBIT 10.16A


                           AMENDMENT AND RESTATEMENT

                                     OF THE

                        PHYSICIAN SALES & SERVICE, INC.

                   EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                              Page
                                                                             ------
ARTICLE I       DEFINITIONS................................................     I-1
ARTICLE II      AMENDMENT AND RESTATEMENT OF THE PLAN......................    II-1
ARTICLE III     PURPOSE OF THE PLAN AND THE TRUST..........................   III-1
ARTICLE IV      PLAN ADMINISTRATOR.........................................    IV-1
ARTICLE V       ELIGIBILITY AND PARTICIPATION..............................     V-1
ARTICLE VI      CONTRIBUTIONS TO THE TRUST.................................    VI-1
ARTICLE VII     PARTICIPANTS' ACCOUNTS AND ALLOCATION OF CONTRIBUTIONS.....   VII-1
ARTICLE VIII    BENEFITS UNDER THE PLAN....................................  VIII-1
ARTICLE IX      PAYMENTS OF BENEFITS, PUT OPTION AND RIGHT OF FIRST REFUSAL    IX-1
ARTICLE X       WITHDRAWALS AND DIVERSIFICATION DISTRIBUTIONS..............     X-1
ARTICLE XI      PARTICIPANT DIRECTED INVESTMENTS...........................    XI-1
ARTICLE XII     TRUST FUND.................................................   XII-1
ARTICLE XIII    EXPENSES OF ADMINISTRATION OF THE PLAN AND THE TRUST FUND..  XIII-1
ARTICLE XIV     AMENDMENT AND TERMINATION..................................   XIV-1
ARTICLE XV      MISCELLANEOUS..............................................    XV-1

                           AMENDMENT AND RESTATEMENT
                                     OF THE
                        PHYSICIAN SALES & SERVICE, INC.
                   EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN


     This Amendment and Restatement of the Physician Sales & Service, Inc. Employee Stock Ownership and Savings Plan is made and entered into effective for all purposes as of January 1, 1997, except as may be otherwise noted herein, by Physician Sales & Service, Inc. (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company has previously adopted the Amendment and Restatement of the Physician Sales & Service, Inc. Employee Stock Ownership and Savings Plan, which has been amended from time to time (as amended, the "Plan"); and

     WHEREAS, the Company is authorized and empowered to amend the Plan; and

     WHEREAS, the Company deems it advisable and in the best interests of the Participants to amend the Plan to provide for the merger of the Brown's Medical Supply Co. Retirement Savings Plan into this Plan effective as of January 1, 1997 (or as soon as practicable thereafter), and to include other changes required in order to comply with applicable federal laws.

     NOW, THEREFORE, the Plan is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE I


                                  Definitions
                                  -----------

     (a) "ACCOUNT" or "ACCOUNTS" shall mean, as required by the context, the
          -------      --------
entire amount held from time to time for the benefit of any one Participant, or a portion thereof attributable to a Participant's 401(k) Elective Contributions Account, ESOP Matching Contributions Account, ESOP Employer Contributions Account, Rollover Contributions Account, and/or Merger Accounts, as well as a Participant's ESOP Elective Contributions Account credited with any ESOP Elective Contributions made by the Participant for payroll periods ending before January 1, 1996. A Participant's ESOP Matching Contributions Account and ESOP Employer Contributions Account may each include an Employer Securities Account and an Other Investments Account, as set forth hereinafter. A Participant's ESOP Elective Contributions Account may include an Employer Securities Account, an Other Investments Account, and a Participant Investments - ESOP Elective Contributions Account, as set forth hereinafter.

     (b) "ACTUAL CONTRIBUTION PERCENTAGE" shall mean, with respect to a group of
          ------------------------------
Participants for the Plan Year, the average of the Actual Contribution Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

     (c) "ACTUAL CONTRIBUTION RATIO" shall mean the ratio of the amount of ESOP
          -------------------------
Matching Contributions (including any other contributions which are subject to the employee stock ownership plan provisions of this Plan and which may be treated as matching contributions in accordance with Treasury Regulation Section 1.401(m)-1(b)(5)) made on behalf of a Participant for a Plan Year to the Participant's Compensation for the Plan Year.

     (d) "ACTUAL DEFERRAL PERCENTAGE" shall mean, with respect to a group of
          --------------------------
Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

     (e) "ACTUAL DEFERRAL RATIO" shall mean the ratio of the amount of 401(k)
          ---------------------
Elective Contributions (including 401(k) Elective Contributions by Highly Compensated Employees in excess of the limitation set forth in paragraph
(a)(2)(A) of Article VI to the extent required by Treasury Regulation Section 1.402(g)-1(e)(1)(ii), and any Non-Elective Contributions treated as elective contributions) made on behalf of a Participant for a Plan Year to the Participant's Compensation for the Plan Year.

     (f) "ADMINISTRATOR" shall mean the Plan Administrator.
          -------------

     (g) "AFFILIATE" shall mean, with respect to an Employer, any corporation
          ---------
other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

     (h) "AGREEMENT AND DECLARATION OF TRUST" shall mean the agreement providing
          ----------------------------------
for the Trust Fund, as it may be amended from time to time.

     (i)  "ANNUAL ADDITIONS"
           ----------------

          (1) The term "Annual Additions" shall mean, with respect to a Limitation Year, the sum of:

               (A) the amount of the contributions made by the Employers (including 401(k) Elective Contributions other than amounts distributed as "excess deferrals" in accordance with Treasury Regulation Section 1.402(g)-1(e)(2) or (3)) and allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate;

               (B) the amount of the Employee's contributions (other than Rollover Contributions, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

               (C) except as provided in subparagraph (2), any forfeitures separately allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

               (D) if the Participant is a Key Employee, to the extent required by law, any contributions allocated to any individual account on behalf of such Participant under Section 401(h) or Section 419A(d) of the Code.

          (2) The amount of any ESOP Employer Contribution allocated to a Participant for purposes of subparagraph (1)(A), if such contribution is used to repay a loan for the purchase of Employer Securities, shall be equal to the Participant's share of the repayment, and not to the value of Employer Securities released from a suspense account and allocated to such Participant's Employer Securities Accounts as a result of such repayment. If no more than one-third of the ESOP Employer Contributions for a Plan Year that are used to repay a loan for the purchase of Employer Securities are allocated to Highly Compensated Employees, the Annual Additions for such Plan Year shall not include

               (A) forfeitures of Employer Securities that were acquired with the proceeds of a loan, and

               (B) amounts used to pay interest on a loan used for the purchase of Employer Securities.

     (j) "BOARD OF DIRECTORS" and "BOARD" shall mean the board of directors of
          ------------------       -----
the Company or, when required by the context, the board of directors of an Employer other than the Company.

     (k) "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any
          ----
successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

     (l) "COMPANY" shall mean Physician Sales & Service, Inc. and its
          -------
successors.

     (m)  "COMPENSATION"
           ------------

          (1) The term "Compensation" shall mean the regular salaries and wages, overtime pay, bonuses, commissions and other amounts paid by an Employer and taxable to the Employee, as well as elective contributions made on behalf of a Participant to this Plan and any cafeteria plan maintained by an Employer pursuant to Sections 401(k) and 125 of the Code, respectively, but shall not include third party disability payments, tax deferred stock options, deductible relocation expense payments, credits or benefits under this Plan, any amount contributed to any pension, employee welfare, life insurance or health insurance plan or arrangement (other than elective contributions to this Plan and any cafeteria plan), or any other tax-favored fringe benefits.

          (2) For purposes of determining a Participant's Actual Deferral Ratio with respect to any Plan Year, an Employer may limit the period for which Compensation is taken into account to that portion of the Plan Year in which the Employee was a Participant so long as this limit is applied uniformly to all eligible Employees under the Plan for the Plan Year. For all other purposes of the Plan, no Compensation paid or accrued by an Employer with respect to an Employee prior to the Employee's first day of participation shall be taken into account.

          (3) No Compensation in excess of $150,000 (adjusted by the Commissioner of the Internal Revenue Service in accordance with Section 401(a)(17)(B) of the Code) shall be taken into account for any Employee.

     (n) "DIRECT ROLLOVER" shall mean a payment of an Eligible Rollover
          ---------------
Distribution by the Plan to an Eligible Retirement Plan specified by the Distributee.

     (o)  "DISTRIBUTEE" shall mean
           -----------

          (1) a Participant, or former Participant, who is entitled to benefits payable as a result of his retirement, disability or other severance of employment as provided in Article VIII,

          (2) a Participant's, or former Participant's, surviving Eligible Spouse who is entitled to death benefits payable pursuant to paragraph (d) of Article VIII, and

          (3) a Participant's, or former Participant's, spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, entitled to benefits payable as provided by paragraph (b)(2) of Article XV.

     (p) "DIVERSIFICATION ELECTION PERIOD" shall mean the six Plan Year period
          -------------------------------
beginning with the later of

          (1) the Plan Year after the Plan Year in which the Participant attains age 55; or

          (2) the Plan Year after the Plan Year in which the Participant first completes ten (10) years of participation in the Plan.

     (q) "EARLY RETIREMENT DATE" shall mean the first date on which a
          ---------------------
Participant has reached the age of 55 years and completed ten Years of Service.

     (r) "EFFECTIVE DATE" of this Amendment and Restatement shall mean January
          --------------
1, 1997, except as may otherwise be noted herein.

     (s) "ELIGIBILITY DATE" shall mean the first day of each Plan Year or
          ----------------
October 1 of each Plan Year.

     (t) "ELIGIBLE RETIREMENT PLAN" shall mean an individual retirement account
          ------------------------
described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts a Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Participant's, or former Participant's, surviving Eligible Spouse who is entitled to death benefits payable pursuant to paragraph (d) of Article VIII, an Eligible Retirement Plan shall mean an individual retirement account or individual retirement annuity.

     (u) "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean any distribution of all or
          ------------------------------
any portion of the balance to the credit of a Distributee, other than:

          (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made

               (A) for the life (or life expectancy) of the Distributee, or the joint lives (or life expectancies) of the Distributee and the Distributee's designated beneficiary, or

               (B) for a specified period of ten years or more;

          (2) any distribution to the extent such distribution is required under
     Section 410(a)(9) of the Code; and

          (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

Notwithstanding the preceding provisions of this paragraph, an Eligible Rollover Distribution shall not include one or more distributions during a Plan Year with respect to a Participant if the aggregate amount distributed during the Year is less than $200 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

     (v) "ELIGIBLE SPOUSE" shall mean a Participant's husband or wife.
          ---------------

     (w)  "EMPLOYEE"
           --------

          (1) The term "Employee" shall mean any person employed by an Employer or an Affiliate other than:

               (A) a member of a collective bargaining unit if retirement benefits were a subject of good faith bargaining between such unit and an Employer, and

               (B) a nonresident alien who does not receive earned income from sources within the United States.

          (2) The term "Employee" shall also include any leased employee of the Employer; provided, however, that contributions or benefits provided by the leasing organization that are attributable to services performed for such Employer shall be treated as provided by such Employer. The preceding sentence shall not apply to any leased employee if:

               (A) leased employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees (as determined without regard to this subparagraph), and

               (B) such leased employee is covered by a money purchase pension plan providing:

                    (i) a nonintegrated Employer Contribution rate of at least
               10% of compensation (as defined in Section 414(n) of the Code),

                    (ii)  immediate participation, and

                    (iii)  full and immediate vesting.

          (3) For purposes of this paragraph, the term "leased employee" means any person (other than an employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and one or more Affiliates) on a substantially full time basis for a period of at least one year and the individual's services are performed under the primary direction or control of such Employer.

     (x) "EMPLOYER" shall mean the Company and any subsidiary, related
          --------
corporation, or other entity that adopts this Plan with the consent of the Company.

     (y) "EMPLOYER CONTRIBUTION" shall mean a discretionary contribution by an
          ---------------------
Employer allocated to a Participant for Plan Years beginning before March 31, 1995, which was previously credited to the Participant's Employer Contributions Account and which is credited to the Participant's 401(k) Elective Contributions Account pursuant to paragraph (b) of Article VII.

     (z) "EMPLOYER CONTRIBUTIONS ACCOUNT" shall mean an account separately
          ------------------------------
maintained prior to January 1, 1996, for purposes of allocating Employer Contributions on behalf of a Participant, which has been merged with the Participant's 401(k) Elective Contributions Account pursuant to paragraph (b) of
Article VII.

     (aa) "EMPLOYER SECURITIES" shall mean common stock, any other type of stock
           -------------------
or any marketable obligation (as defined in Section 407(e) of ERISA) issued by the Company or any Affiliate of the Company; provided, however, that if Employer Securities are purchased with borrowed funds, Employer Securities, to the extent required by Section 4975 of the Code, shall only include

          (1) such securities that are readily tradable on an established securities market, or

          (2) if none of the stock of an Employer (or any Affiliate of such Employer other than a member of an affiliated service group that includes such Employer) is publicly tradable on an established securities market, common stock issued by the Employer having a combination of voting power and dividend rights equal to or in excess of (A) that class of common stock of the Employer or any Affiliate having the greatest voting power, and (B) that class of common stock of the Employer or any Affiliate having the greatest dividend rights, or

          (3) noncallable preferred stock that is convertible at any time into stock meeting the requirements of subparagraph (1) or (2) (whichever is applicable), if such conversion is at a reasonable price (determined pursuant to Treasury Regulation (S)54.4975-11(d)(5) as of the date of acquisition by the Trustee).

     (bb) "EMPLOYER SECURITIES ACCOUNT" shall mean an account established
           ---------------------------
pursuant to paragraph (b) of Article VII with respect to ESOP Employer Contributions and/or ESOP Matching Contributions (and any ESOP Elective Contributions made to the Plan for payroll periods ending before January 1, 1996 and not credited to Participant Investments - ESOP Elective Contributions Accounts) invested by the Trustee in Employer Securities as required by paragraph (a) of Article III, and adjustments thereto.

     (cc) "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended, or any successor statute. References to a specific section of ERISA shall include references to any successor provisions.

     (dd) "ESOP ELECTIVE CONTRIBUTION" shall mean a contribution made by an
           --------------------------
Employer at the election of a Participant for payroll periods ending before January 1, 1996, which was credited to the Participant's ESOP Elective Contributions Account.

     (ee) "ESOP ELECTIVE CONTRIBUTIONS ACCOUNT" shall mean an account
           -----------------------------------
established pursuant to paragraph (b) of Article VII with respect to ESOP Elective Contributions made under salary reduction arrangements for payroll periods ending before January 1, 1996 and invested primarily in Employer Securities as provided in paragraph (a) of Article III.

     (ff) "ESOP EMPLOYER CONTRIBUTION" shall mean a contribution pursuant to
           --------------------------
paragraph (c) of Article VI by an Employer on behalf of a Participant.

     (gg) "ESOP EMPLOYER CONTRIBUTIONS ACCOUNT" shall mean an account
           -----------------------------------
established pursuant to paragraph (b) of Article VII with respect to ESOP Employer Contributions made pursuant to paragraph (c) of Article VI and invested primarily in Employer Securities as provided in paragraph (a) of Article III.

     (hh) "ESOP MATCHING CONTRIBUTION" shall mean a contribution pursuant to
           --------------------------
paragraph (b) of Article VI by an Employer on behalf of a Participant.

     (ii) "ESOP MATCHING CONTRIBUTIONS ACCOUNT" shall mean an account
           -----------------------------------
established pursuant to paragraph (b) of Article VII with respect to ESOP Matching Contributions made pursuant to paragraph (b) of Article VI and invested primarily in Employer Securities as provided in paragraph (a) of Article III.

     (jj) "FAIR MARKET VALUE" shall mean, for purposes of the valuation of
           -----------------
Employer Securities, the closing price (or, if there is no closing price, then the closing bid price) of such Employer Securities as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such Employer Securities are listed, or if the Employer Securities are not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of the securities as determined in good faith and based on all relevant factors; provided, however, that the Fair Market Value of Employer Securities not readily tradable on an established securities market shall be determined by an independent appraiser pursuant to Section 401(a)(28)(C) of the Code.

     (kk) "401(K) ELECTIVE CONTRIBUTION" shall mean a contribution pursuant to
           ----------------------------
paragraph (a) of Article VI by an Employer on behalf of a Participant.

     (ll) "401(K) ELECTIVE CONTRIBUTIONS ACCOUNT" shall mean an account
           -------------------------------------
established pursuant to paragraph (b) of Article VII with respect to contributions made to this Plan under salary reduction arrangements pursuant to paragraph (a) of Article VI and as Non-Elective Employer Contributions pursuant to paragraph (d) of Article VI. A Participant's 401(k) Elective Contributions Account shall include amounts previously credited (1) as salary reduction contributions to the 401(k) Plan on behalf of a Participant prior to the merger of the 401(k) Plan with this Plan effective October 1, 1993, and (2) to the Participant's Employer Contributions Account as of December 31, 1995, under the terms of this Plan in effect as of such date.

     (mm) "401(K) PLAN" shall mean the Physician Sales & Service, Inc. 401(k)
           -----------
Plan, as established and maintained by the Employers prior to its merger into this Plan effective as of October 1, 1993.

     (nn) "FUND" shall mean an investment fund established pursuant to Article
           ----
XI.

     (oo) "HARDSHIP" shall mean an immediate and heavy financial need of the
           --------
Participant for which a distribution of 401(k) Elective Contributions (as well as any other contributions made to the 401(k) Plan and allocated to the Participant prior to the merger of the 401(k) Plan with this Plan effective October 1, 1993) is necessary to satisfy such need, as described in Article X.

     (pp) "HIGHLY COMPENSATED EMPLOYEE"
           ---------------------------

          (1) The term "Highly Compensated Employee" shall mean any Employee:

               (A) who was a 5% owner of an Employer or an Affiliate during the Plan Year or the immediately preceding Plan Year; or;

               (B) whose Section 415 Compensation was more than $80,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury) for the immediately preceding Plan Year, and who was a member of the "top paid group" for such preceding Year. As used herein, "top paid group" shall mean all Employees who are in the top 20% of the Employer's or an Affiliate's work force (without regard to employees excludable pursuant to Section 414(q) of the Code) on the basis of Section 415 Compensation paid during the year.

          (2) The term "Highly Compensated Employee" shall also mean any former Employee who separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

          (3) For purposes of this paragraph, each Employee's Section 415 Compensation shall be adjusted as required by Section 414(q)(7)(B) of the Code for the Plan Year beginning before January 1, 1998.

     (qq)  "HOUR OF SERVICE"
            ---------------

          (1) The term "Hour of Service" shall mean

               (A) an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate;

               (B) an hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Notwithstanding the preceding,

                    (i) no more than 501 Hours of Service shall be credited
               under this section (B) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

                    (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                    (iii) an hour shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

               (C) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, that the same Hour of Service shall not be credited both under section (A) or section (B), as the case may be, and under this section (C). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in section
          (B) shall be subject to the limitations set forth in that section.

     The definition set forth in this subparagraph (1) is subject to the special rules contained in Department of Labor Regulations Sections 2530.200b-2(b) and (c), and any regulations amending or superseding such sections, which special rules are hereby incorporated in the definition of "Hour of Service" by this reference.

          (2) Each Employee who is not required to maintain records of his actual Hours of Service during any month shall be credited with 190 Hours of Service for such month if he would be credited with at least one Hour of Service during such month under subparagraph (1).

          (3) (A) Notwithstanding the other provisions of this "Hour of Service" definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in section (B).

               (B) The Hours of Service to be credited to an Employee under the provisions of section (A) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subparagraph (3) by reason of any such pregnancy or placement shall not exceed 501 hours.

               (C) The hours treated as Hours of Service under this subparagraph
          (3) shall be credited only in the Plan Year in which the absence from work begins, if the crediting is necessary to prevent a One Year Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

               (D) Credit shall be given for Hours of Service under this subparagraph (3) solely for purposes of determining whether a One Year Break in Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

               (E) Notwithstanding any other provision of this subparagraph (3), no credit shall be given under this subparagraph (3) unless the Employee in question furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for reasons referred to in section (A) and the number of days for which there was such an absence.

     (rr) "KEY EMPLOYEE" shall mean any Employee or former Employee (and the
           ------------
beneficiaries of such Employee) who is at any time during the Plan Year (or was at any time during the four preceding Plan Years)

          (1) an officer of an Employer or an Affiliate having an aggregate annual compensation from the Employer and its Affiliates in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year; provided, however, that no more than the lesser of--

               (A)  50 Employees, or

               (B) the greater of (i) three Employees or (ii) 10 percent of all Employees, shall be treated as officers, and such officers shall be those with the highest annual compensation in the five-year period;

          (2) one of the ten Employees owning (or considered as owning) the largest interests in an Employer or an Affiliate, owning more than a 1/2% interest in the Employer or an Affiliate, and having an aggregate annual compensation from the Employer and its Affiliates of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year that includes the last day of the Plan Year;

          (3) a 5% owner of an Employer or an Affiliate; or

          (4) a 1% owner of an Employer or an Affiliate having an aggregate annual compensation from the Employer and its Affiliates of more than $150,000.

Ownership shall be determined in accordance with Code section 416(i)(1)(B) and
(C). For purposes of section (2), if two Employees have the same ownership interest in an Employer or an Affiliate, the Employee having the greatest annual compensation from the Employer and all Affiliates shall be treated as having a larger interest. For purposes of this paragraph, "compensation" shall mean compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by an Employer on behalf of an Employee pursuant to a salary reduction agreement which are excludable from the Employee's gross income under
Section 125, Section 402(a)(8), Section 402(h), or Section 403(b) of the Code.

     (ss) "LEAVE OF ABSENCE" shall mean the time granted to an Employee for
           ----------------
vacation, sick leave, temporary layoff or other purposes, all as authorized in accordance with uniform rules adopted by his Employer from time to time. Leave of Absence shall also include the time that an Employee serves in the armed forces of the United States of America during a period of national emergency or as a result of the operation of a compulsory military service law of the United States of America, and during any period after his discharge from such armed forces in which his employment rights are guaranteed by law.

     (tt) "LIMITATION YEAR" shall mean the Plan Year.
           ---------------

     (uu) "MERGER ACCOUNTS" shall mean the account or accounts established
           ---------------
pursuant to paragraph (b) of Article VII with respect to contributions to the Brown's Medical Supply Co. Retirement Savings Plan (and any other tax-qualified retirement plan that may be merged with this Plan from time to time) on behalf of a Participant prior to the merger of the Brown's Medical Supply Co. Retirement Savings Plan (and any other merged plan) with this Plan effective as of January 1, 1997 (or as soon thereafter as administratively feasible (and, with respect to any other merged plan, the effective date of such subsequent merger)).

     (vv) "NON-ELECTIVE CONTRIBUTION" shall mean a contribution pursuant to
           -------------------------
paragraph (d) of Article VI by an Employer on behalf of a Participant.

     (ww) "NON-HIGHLY COMPENSATED EMPLOYEE" shall mean, with respect to any Plan
           -------------------------------
Year, an Employee who is not a Highly Compensated Employee.

     (xx) "NON-KEY EMPLOYEE" shall mean, with respect to any Plan Year, an
           ----------------
Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

     (yy) "NORMAL RETIREMENT DATE" shall mean the date on which a Participant
           ----------------------
attains the age of 65 years.

     (zz) "ONE YEAR BREAK IN SERVICE" shall mean a 12-month Plan Year in which
           -------------------------
an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year. For the short Plan Year beginning January 1, 1989 and ending March 30, 1989, a "One Year Break in Service" shall be credited to an Employee who has 500 or fewer Hours of Service during the 12-month period beginning January 1, 1989 and ending December 31, 1989.

     (aaa)  "OTHER INVESTMENTS ACCOUNT" shall mean an account established
             -------------------------
pursuant to paragraph (b) of Article VII with respect to ESOP Employer Contributions and/or ESOP Matching Contributions invested in assets other than Employer Securities, and adjustments thereto. The term "Other Investments Account" shall also mean an account established pursuant to paragraph (b) of
Article VII with respect to any ESOP Elective Contributions made for payroll periods ending before January 1, 1996 invested in assets other than Employer Securities or Funds described in Article XI, and adjustments thereto.

     (bbb)  "PARTICIPANT" shall mean any eligible Employee of an Employer who
             -----------
has become a Participant under the Plan and shall include any former employee of an Employer who became a Participant under the Plan and (1) who still has a balance in an Account under the Plan or (2) is entitled to an allocation of a contribution pursuant to paragraph (e)(2) of Article VII.

     (ccc)  "PARTICIPANT INVESTMENTS - ESOP ELECTIVE CONTRIBUTIONS ACCOUNT"
             -------------------------------------------------------------
shall mean an account established pursuant to paragraph (b) of Article VII with respect to the segregated portion of each Participant's ESOP Elective Contributions Account invested in accordance with the Designated Investments provisions of Article XI, and adjustments thereto.

     (ddd)  "PLAN" shall mean the Physician Sales & Service, Inc. Employee Stock
             ----
Ownership and Savings Plan as herein set forth, as it may be amended from time to time.

     (eee)  "PLAN ADMINISTRATOR" shall mean the Company.
             ------------------

     (fff)  "PLAN YEAR" shall mean
             ---------

          (1) for Plan Years beginning before January 1, 1989, the 12-month period ending on December 31 of each year,

          (2) for the Plan Year beginning on January 1, 1989, the period beginning on January 1, 1989, and ending on March 30, 1989, and

          (3) for Plan Years beginning after March 30, 1989, the 12-month period ending on the Thursday nearest March 31 of each year.

     (ggg)  "ROLLOVER CONTRIBUTION" shall mean a contribution pursuant to
             ---------------------
paragraph (i) of Article VI by an Employer on behalf of an Employee.

     (hhh)  "ROLLOVER CONTRIBUTIONS ACCOUNT" shall mean an account established
             ------------------------------
pursuant to paragraph (b) of Article VII with respect to qualified Rollover Contributions made pursuant to paragraph (i) of Article VI.

     (iii)  "SECTION 415 COMPENSATION" shall mean:
             ------------------------

          (1) Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations), and

          (2) Effective for Plan Years beginning after December 31, 1997,

               (A) any elective deferral (as defined in Section 402(g)(3) of the Code), and

               (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or 457 of the Code.

          (3) Section 415 Compensation shall exclude the following:

               (A) Employer contributions (except as set forth in subparagraph
          (2) above) to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions (except as set forth in subparagraph (2) above) under a simplified employee pension or any distributions from a plan of deferred compensation; provided, however, that any amounts received by an Employee pursuant to an unfunded non-qualified plan are permitted to be considered as Section 415

          Compensation in the year the amounts are includible in the gross income of the Employee;

               (B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (D) Effective for the Plan Year beginning prior to January 1, 1998, other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

     (jjj)  "TOP HEAVY PLAN" shall mean this Plan if the aggregate account
             --------------
balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year. The account balances on any determination date shall include the aggregate distributions made with respect to Participants during the five-year period ending on the determination date. For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balance of any Participant shall not be taken into account if:

          (1) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

          (2) for Plan Years beginning after December 31, 1984, he has not performed any service for an Employer during the five-year period ending on the determination date.

     (kkk)  "TRUST" shall mean the trust established by the Agreement and
             -----
Declaration of Trust.

     (lll)  "TRUSTEE" shall mean the individual, individuals or corporation
             -------
designated as trustee under the Agreement and Declaration of Trust.

     (mmm)  "TRUST FUND" shall mean the trust fund established under the
             ----------
Agreement and Declaration of Trust from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

     (nnn)  "VALUATION DATE" shall mean the last day of the Plan Year, June 30,
             --------------
September 30, and December 31 of each Plan Year, and such other dates as may be selected by the Plan Administrator.

     (ooo)  "VALUATION PERIOD" shall mean the period beginning with the first
             ----------------
day after a Valuation Date and ending with the next Valuation Date.

     (ppp)  "YEAR OF SERVICE"
             ---------------

          (1)The term "Year of Service" shall mean

               (A) for all purposes of this Plan except for purposes of Article V, a Plan Year during which an Employee completes 1,000 or more Hours of Service; provided, however, that, for the Plan Year commencing before January 1, 1989 or after March 30, 1989, a "Year of Service" shall be credited to any Employee who completes 1,000 or more Hours of Service during the 12-month period beginning March 31, 1988 and ending March 30, 1989.

               (B) for purposes of Article V, the consecutive 12-month period beginning with the date of the Employee's first Hour of Service for his Employer or any Affiliate thereof (or his first Hour of Service after a One Year Break in Service) if, during such consecutive 12-month period, the Employee completes 1,000 Hours of Service for an Employer or an Affiliate thereof; provided, however, that if, during such consecutive 12-month period, the Employee does not complete 1,000 Hours of Service, then "Year of Service" shall mean any Plan Year beginning after the date of the Employee's first Hour of Service during which the Employee completes 1,000 or more Hours of Service.
          In either event, for purposes of Article V, the Year of Service is not completed until the end of the consecutive 12-month period or the Plan Year, as the case may be, without regard to when during the period that the 1,000 Hours of Service are completed. In determining his Years of Service the Employee shall receive credit for his Hours of Service for his Employer or any Affiliate thereof, whether or not he was an Employee at the time such Hours of Service were completed.

          (2) For purposes of Article VIII and subparagraph (a)(5) of Article XIV, an Employee's "Years of Service" shall not include the following:

               (A) any Year of Service prior to a One Year Break in Service, but only prior to such time as the Participant has completed a Year of Service after such One Year Break in Service; and

               (B) any Year of Service prior to a One Year Break in Service if the Participant had no vested interest in the balance of his Employer Contributions Account at the time of such One Year Break in Service and if the number of consecutive years in which a One Year Break in Service occurred equaled or exceeded the greater of five or the number of Years of Service completed by the Employee prior thereto (not including any Years of Service not required to be taken into consideration under the Plan as then in effect as a result of any prior One Year Break in Service); provided, however, that for these purposes, any One Year Break in Service resulting from a Leave of Absence shall not be counted but shall be disregarded.

     Notwithstanding the foregoing, Years of Service shall not be determined under this subparagraph (2) until the first Plan Year beginning after the Effective Date of this Amendment and Restatement, but shall be determined for prior periods under the Plan as in effect prior to this Amendment and Restatement.

          (3) For each Employee previously employed by a business acquired by an Employer on or after October 1, 1993 (directly or through the Employer's purchase of all or substantially all of the assets of the business), such Employee's "Years of Service" shall include, for purposes of Article V, service with the Employee's predecessor employer if:

               (A) the Employee was employed by the business on the date it was acquired by the Employer; and

               (B) the Employee's predecessor employer employed not less than 30 employees on the date it was acquired by the Employer.

                                   ARTICLE II


                     Amendment and Restatement of the Plan
                     -------------------------------------

     The Employers' combined employee stock ownership plan and 401(k) plan is hereby amended and restated in accordance with the terms hereof. The amended and restated Plan shall continue to be known as the "PHYSICIAN SALES & SERVICE, INC. EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN."

                                  ARTICLE III


                       Purpose of the Plan and the Trust
                       ---------------------------------

     (a) EXCLUSIVE BENEFIT.  This Plan is created for the sole purpose of
         -----------------
providing benefits to the Participants and enabling them to share in the growth of their Employer and is designed to invest ESOP Matching Contributions and ESOP Employer Contributions (as well as ESOP Elective Contributions made for payroll periods before January 1, 1996) primarily in Employer Securities. Except as otherwise provided herein and as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

     (b) RETURN OF CONTRIBUTIONS.  Notwithstanding the foregoing provisions of
         -----------------------
paragraph (a), any contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

     (c) PARTICIPANTS' RIGHTS.  The establishment of this Plan shall not be
         --------------------
considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

     (d) QUALIFIED PLAN.  This Plan and the Trust are intended to qualify under
         --------------
the Code as a tax-free employees' plan and trust, as a cash or deferred arrangement subject to Section 401(k) of the Code, and as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code. The provisions of this Plan and the Trust should be interpreted accordingly.

                                   ARTICLE IV


                               Plan Administrator
                               ------------------

     (a) ADMINISTRATION OF THE PLAN.  The Plan Administrator shall control and
         --------------------------
manage the operation and administration of the Plan, except with respect to investments. The Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by the terms of the Agreement and Declaration of Trust.

     (b) POWERS AND DUTIES.  The Administrator shall have complete control over
         -----------------
the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Administrator shall have the power and discretion to interpret or construe this Plan and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

     (c) DIRECTION OF TRUSTEE.  It shall be the duty of the Administrator to
         --------------------
direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

     (d) SUMMARY PLAN DESCRIPTION.  The Administrator shall prepare or cause to
         ------------------------
be prepared a Summary Plan Description (if required by law) and such periodic and annual reports as are required by law.

     (e) DISCLOSURE.  At least once each year, the Administrator shall furnish
         ----------
to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

     (f) CONFLICT IN TERMS.  The Administrator shall notify each Employee, in
         -----------------
writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and Trust as set forth in this Plan and in the Agreement and Declaration of Trust and as set forth in any explanatory booklet or other description, this Plan and the Agreement and Declaration of Trust shall control.

     (g) NONDISCRIMINATION.  The Administrator shall not take any action or
         -----------------
direct the Trustee to take any action whatsoever that would result in unfairly benefiting one Participant or group of Participants at the expense of another or in improperly discriminating between Participants similarly situated or in the application of different rules to substantially similar sets of facts.

     (h) RECORDS.  The Administrator shall keep a complete record of all its
         -------
proceedings as such Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Administrator.

     (i) FINAL AUTHORITY.  Except to the extent otherwise required by law, the
         ---------------
decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

     (j)  CLAIMS.
          ------

          (1) Claims for benefits under the Plan may be made by a Participant or a beneficiary of a Participant on forms supplied by the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant by the Administrator within ninety (90) days after the application is filed with the Administrator, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one hundred eighty (180) days after the application is filed with the Administrator; and, in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subparagraph (2). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

          (2) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), a claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing. The Plan Administrator shall promptly review the claim and shall make a decision not later than sixty
     (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

     (k) APPOINTMENT OF ADVISORS.  The Administrator may appoint such
         -----------------------
accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Administrator, by action of its Board of Directors, may designate one or more of its employees to perform the duties required of the Administrator hereunder.

                                   ARTICLE V


                         Eligibility and Participation
                         -----------------------------

     (a) CURRENT PARTICIPANTS.  Any Employee who was a Participant in this Plan
         --------------------
on the Effective Date of this Amendment and Restatement shall remain as a Participant in the Plan.

     (b) ELIGIBILITY AND PARTICIPATION.  Thereafter, any Employee of an Employer
         -----------------------------
shall be eligible to become a Participant in the Plan upon completing one Year of Service. Any such eligible Employee shall enter the Plan as a Participant, if he is still an Employee of an Employer, on the first Eligibility Date concurring therewith or occurring thereafter. An Employee who has completed one Year of Service prior to becoming an Employee of an Employer shall enter the Plan as a Participant on the date he becomes an Employee of an Employer (or, if later, on the first Eligibility Date following the completion of his eligibility requirements).

     (c) FORMER EMPLOYEES.  An Employee who ceases to be a Participant and who
         ----------------
subsequently reenters the employ of an Employer shall be eligible again to become a Participant on the date of his reemployment.

                                   ARTICLE VI


                           Contributions to the Trust
                           --------------------------

     (a) PARTICIPANTS' 401(K) ELECTIVE CONTRIBUTIONS.
         -------------------------------------------

          (1) Each Employer shall contribute to the Trust, on behalf of each Participant, a 401(k) Elective Contribution as specified in a written salary reduction agreement (if any) between the Participant and such Employer under which the Participant elects, pursuant to the terms of this Plan, to reduce the compensation otherwise payable to him by an amount allocable to his 401(k) Elective Contributions Account.

          (2) The 401(k) Elective Contribution for a Participant shall not exceed the lesser of

               (A) (i) $7,000 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury) with respect to any calendar year,

                    (ii) reduced, during the calendar year immediately following the year of a Participant's Hardship withdrawal, pursuant to paragraph (a) of Article X, by the amount of such Participant's aggregate 401(k) Elective Contributions for the year of the Hardship withdrawal, or

               (B) 20% of the Participant's Compensation for such Plan Year (or such lower percentage as may be selected by the Board of Directors for the Plan Year).

     The minimum contribution made on behalf of a Participant electing to make a contribution pursuant to this paragraph (a) for any Plan Year shall be 1% of his Compensation.

          (3) (A) If a Participant's 401(k) Elective Contributions made pursuant to paragraph (a)(1) of this Article VI, together with any elective contributions by the Participant to any other plans of his Employer or an Affiliate intended to qualify under Sections 401(k) or 403(b) of the Code, exceed the limitation set forth in paragraph
          (a)(2)(A) of this Article VI for any calendar year, the Administrator, upon notification from the Participant or his Employer, shall refund to such Participant the portion of such excess that is attributable to contributions made pursuant to paragraph (a)(1), increased by the earnings thereon for such calendar year (such earnings shall be determined by the Plan Administrator, as of the last day of the calendar year preceding the date the refund is made, in a manner consistent with the provisions of paragraph (e)(1) of Article VII and

          Treasury Regulation Section 1.402(g)-1(e)(5)) and reduced by any excess 401(k) Elective Contributions, and earnings, for the Plan Year beginning with or within the calendar year that have been previously distributed to the Participant in accordance with the provisions of paragraph (a)(8). Any such refund shall be made on or before April 15 of the calendar year following the calendar year in which the excess 401(k) Elective Contributions are made.

               (B) If a Participant's 401(k) Elective Contributions made pursuant to paragraph (a)(1) of this Article VI, together with any elective contributions by the Participant to any other plans intended to qualify under Sections 401(k), 403(b), 408(k) or 457 of the Code, exceed the limitation set forth in paragraph (a)(2)(A) of this Article VI for any calendar year (after the application of paragraph
          (a)(3)(A)), the Administrator may refund to such Participant, at the Participant's request, the portion of such excess that is attributable to contributions made pursuant to paragraph (a)(1), increased by the earnings thereon for such calendar year (determined as provided in paragraph (a)(3)(A)) and reduced by any excess 401(k) Elective Contributions, and earnings, for the Plan Year beginning with or within the calendar year that have been previously distributed to the Participant in accordance with the provisions of paragraph (a)(8).
          Any such refund shall be made on or before April 15 of the calendar year following the calendar year in which the excess 401(k) Elective Contributions are made.

               (C) Excess 401(k) Elective Contributions, and earnings, shall be determined for purposes of paragraphs (a)(2)(A), (a)(3)(A) and
          (a)(3)(B) after taking into account any previous refunds to the Participant of excess 401(k) Elective Contributions, and earnings, for the Plan Year ending with or within the calendar year made in accordance with the provisions of paragraph (a)(8).

          (4) Any salary reduction agreement with respect to 401(k) Elective Contributions shall be executed and in effect prior to the first day of the first pay period to which it applies. Any such agreement may be revised by the Participant, with the approval of the Administrator, as of the first day of any Plan Year, and as of any July 1, October 1, January 1, or any other date selected by the Administrator, for pay periods beginning after the date such revision is executed and made effective. Any separate salary reduction agreement with respect to 401(k) Elective Contributions relating to a cash bonus shall be executed and in effect prior to the date on which the bonus is payable.

          (5) The Administrator shall have the right to require any Participant to reduce his 401(k) Elective Contributions under any such agreements, or to refuse deferral of all or part of the amount set forth in such agreements, if necessary to comply with the requirements of this Plan and the Code.

          (6) A Participant may suspend further 401(k) Elective Contributions to the Plan at any time, provided the request for such suspension is received by the Plan Administrator prior to the first day of the first pay period to which such suspension applies. Any Participant who suspends further contributions relating to periodic pay may reinstate such contributions by providing written notice to the Plan Administrator prior to the first day of any quarter of the Plan Year thereafter.

          (7) In the event that a Participant receives a withdrawal of his 401(k) Elective Contributions pursuant to paragraph (a) of Article X, such Participant shall not be permitted to make any further 401(k) Elective Contributions pursuant to paragraph (a)(1) of this Article VI until the first day of the quarter of the Plan Year following the expiration of 12 months from the date of such withdrawal.

          (8) (A) In the event that the 401(k) Elective Contributions of Highly Compensated Employees exceed the limitations set forth in paragraph (g), such excess (plus the earnings thereon for the Plan Year to which the excess contributions relate), determined as set forth below, shall be distributed to the Highly Compensated Employees on or before the 15th day of the third month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess 401(k) Elective Contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate) attributable to an Employer beyond the 15th day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

               (B) (i) The amount of such excess for the Plan Year shall be equal to the amount by which the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio for the Plan Year would be reduced to the extent required to:

                         a. enable the arrangement to satisfy the limitations set forth in paragraph (g), or

                         b. cause such Highly Compensated Employee's Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio.

               This process shall be repeated until the arrangement satisfies the limitations set forth in paragraph (g).

                    (ii) For each Highly Compensated Employee, the amount of
               such excess shall be deemed to equal

                         a. the total 401(k) Elective Contributions on behalf of the Participant (determined prior to the application of this paragraph (a)(8), minus

                         b. the amount determined by multiplying the Participant's Actual Deferral Ratio (determined after application of this paragraph (a)(8)) by his Compensation used in determining such ratio.

               (C) The 401(k) Elective Contributions of the Highly Compensated Employee with the highest dollar amount of 401(k) Elective Contributions for the Plan Year shall be reduced by an amount equal to the excess 401(k) Elective Contributions determined under paragraph
          (a)(8)(B). The reduced amount shall be distributed to such Highly Compensated Employee in accordance with paragraph (a)(8)(A); provided, further, that such Highly Compensated Employee's 401(k) Elective Contributions shall be reduced to a level that is equal to the 401(k) Elective Contributions of the Highly Compensated Employee with the next highest dollar amount of 401(k) Elective Contributions. Thereafter, the 401(k) Elective Contributions of the Highly Compensated Employees with the same dollar amounts of 401(k) Elective Contributions shall be reduced on an equal basis by an amount equal to any additional excess 401(k) Elective Contributions determined under paragraph (a)(8)(B) above, which reduced amounts shall be distributed to such Highly Compensated Employees in accordance with paragraph
          (a)(8)(A). For purposes of this paragraph (a)(8)(C), 401(k) Elective Contributions shall include amounts treated as elective contributions.

               (D) The amount of excess 401(k) Elective Contributions that may be distributed under this paragraph (a)(8) with respect to a Participant for a Plan Year shall be reduced by any excess deferrals previously distributed to such Participant under paragraph (a)(3) for the Participant's taxable year ending with or within such Plan Year.

               (E) The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

     (b)  ESOP MATCHING CONTRIBUTIONS.
          ---------------------------

          (1) (A) Each Employer, at the discretion of the Board of Directors of the Company, may contribute to the Trust an ESOP Matching Contribution on behalf of each eligible Participant (as determined pursuant to subparagraph (b)(2)) for whom a 401(k) Elective Contribution is made during the Plan Year. The amount allocable to a Participant eligible to share in the ESOP Matching Contribution for the Plan Year shall be

                    (i) the amount that shall bear the same ratio to the total of such contribution for the Plan Year

                    (ii) as the Participant's Recognized 401(k) Elective
               Contribution for such Plan Year bears to the aggregate Recognized 401(k) Elective Contributions of all Participants employed by such Employer who are eligible to share in the contribution for such Plan Year.

               (B) A Participant's Recognized 401(k) Elective Contribution shall be equal to

                    (i) the amount of his 401(k) Elective Contribution made to the Plan pursuant to paragraph (a)(1) of this Article VI,

                    (ii) reduced by any portion of his 401(k) Elective
               Contribution in excess of a specified percentage of each Participant's Compensation or a specified maximum dollar amount, as determined by the Board of such Employer for the Plan Year and applied consistently to each Participant.

     No ESOP Matching Contribution shall be required to be taken into consideration under section (B)(i) for the portion of a Participant's 401(k) Elective Contribution subject to the refund requirements of paragraphs (a)(3) and (a)(8).

          (2) (A) Except as otherwise provided in this subparagraph (2), a Participant shall be eligible to share in the ESOP Matching Contribution described in subparagraph (1) for a Plan Year if he has completed 1,000 Hours of Service during the Plan Year and if he is employed by his Employer on the last day of such Plan Year (or if his employment is terminated by his retirement, disability [as defined in paragraph (b)(2) of Article IX] or death).

               (B) In the event that the eligibility requirements set forth in section (A) would cause this Plan to fail to meet the coverage requirements of this section (B) for any Plan Year, a Participant shall also be entitled to share in the ESOP Matching Contribution if he meets the requirements of section (C). In order to meet the coverage requirements of this section (B) for the Plan Year, the Plan's "ratio percentage" for the Plan Year shall be at least seventy percent (70%). For purposes of this section (B), the Plan's "ratio percentage" shall mean the percentage (rounded to the nearest hundredth of a percentage point) determined by dividing the percentage of the Non-Highly Compensated Employees who benefit under the Plan by the percentage of the Highly Compensated Employees who benefit under the Plan. The percentage of the Non-Highly Compensated Employees who benefit under the Plan shall be determined by dividing the number of Non-Highly Compensated Employees who are Participants in the Plan and are entitled to share in ESOP Matching Contributions under the Plan by the total number of Non-Highly Compensated Employees who have met the eligibility and participation requirements of Article V. The percentage of the Highly Compensated Employees who benefit under the Plan shall be determined by dividing the number of Highly Compensated Employees who are Participants in the Plan and are entitled to share in ESOP Matching Contributions under the Plan by the total number of Highly Compensated Employees who have met the eligibility and participation requirements of Article V. The Plan's "ratio percentage" shall be determined as of the last day of the Plan Year, taking into account all Employees who were Employees on any day during the Plan Year.

               (C) If this Plan would otherwise fail to meet the coverage requirements of section (B) for a Plan Year, a Participant shall be entitled to share in the ESOP Matching Contribution pursuant to this section (C) if:

                    (i)   he is a Non-Highly Compensated Employee;

                    (ii) he completes 500 Hours of Service during such Plan Year, regardless of whether such Plan Year constitutes a Year of Service for such Participant or whether he is employed by his Employer on the last day of the Plan Year; and

                    (iii) the allocation of an ESOP Matching Contribution to
               the Participant is required by this section (C)(iii). The number of Participants entitled to an allocation required by this section (C)(iii) (the "Required Number of Participants"), when added to the Non-Highly Compensated Employees who are eligible to receive an allocation pursuant to the provisions of section (A) above, shall be equal to the minimum number of Non-Highly Compensated Employees who are required to be eligible for an ESOP Matching Contribution from the Plan during the Plan Year in order to meet the minimum coverage requirements of section (B). An allocation is required by this section (C)(iii) if a Participant is among the Required Number of Participants paid the lowest Compensation by their Employers for the Plan Year (determined without regard to those Participants who are entitled to an allocation pursuant to section (A) above). If two or more Participants would otherwise be determined to have been paid the same amount of Compensation by their Employers for the Plan Year, then the Participant who was first credited with an Hour of

               Service for his Employer or any Affiliate thereof shall be deemed to paid the lowest Compensation of such two or more Participants and the Participant who was next credited with an Hour of Service for his Employer or any Affiliate thereof shall be deemed to paid the next lowest Compensation and the process shall be repeated until the Plan Administrator has determined the Participants who are among the Required Number of Participants paid the lowest Compensation by their Employers for the Plan Year.

          (3) Except as noted in subparagraph (4), any ESOP Matching Contribution made by an Employer on account of a 401(k) Elective Contribution that has been refunded pursuant to paragraph (a)(3) or paragraph (a)(8), above, shall be forfeited. Unless otherwise required by paragraph (c)(4)(C) of Article VIII such forfeiture shall be used to reduce ESOP Matching Contributions for the Plan Year in which the forfeiture occurs. In the event that forfeitures arising pursuant to this subparagraph (3) exceed the amount that may be used to reduce ESOP Matching Contributions for the Plan Year, any additional forfeitures shall be allocated as additional ESOP Employer Contributions in accordance with paragraph (c) of this Article VI.

               In the case of a Highly Compensated Employee whose Actual Contribution Ratio is determined under the family aggregation rules set forth in paragraph (e)(3), the determination of the amount of the excess shall be made by reducing the Actual Contribution Ratio in accordance with this subparagraph (b)(4) and allocating the excess among the Family Members in proportion to the contribution made on behalf of each of the Family Members that have been combined.

          (4) In the event that the ESOP Matching Contributions of Highly Compensated Employees exceed the limitations of paragraph (g):

               (A) The nonvested portion of such excess (including earnings thereon for the Plan Year to which the excess contributions relate), if any, shall be forfeited. Unless otherwise required by paragraph
          (c)(4)(C) of Article VIII such forfeiture shall be used first to reduce Employer ESOP Matching Contributions for the Plan Year under this paragraph (b). In the event that forfeitures arising pursuant to this paragraph (b)(4)(A) exceed the amount that may be used to reduce ESOP Matching Contributions for the Plan Year, any additional forfeitures shall be allocated as additional ESOP Employer Contributions in accordance with paragraph (c) of this Article VI.

               (B) The vested portion of such excess (including earnings thereon for the Plan Year to which the excess contributions relate), if any, shall be distributed to the Highly Compensated Employees on or before the 15th day of the third month after the close of the Plan Year to which the ESOP Matching Contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess ESOP Matching Contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate) attributable to an Employer beyond the 15th day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

               (C) The amount of such excess for the Plan Year shall be determined by the following leveling method, under which the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio would be reduced to the extent required to

                    (i) enable the Plan to satisfy the limitations set forth in paragraph (g), or

                    (ii) cause such Highly Compensated Employee's Actual
               Contribution Ratio to equal the Actual Contribution Ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio.

               This process shall be repeated until the Plan satisfies the limitations set forth in paragraph (g). For each Highly Compensated Employee, the amount of such excess is equal to the total ESOP Matching Contributions (plus any other contributions treated as ESOP Matching Contributions) on behalf of the Employee (determined prior to the application of this paragraph (b)(4)(C)) minus the amount determined by multiplying the Employee's Actual Contribution Ratio (determined after application of this paragraph (b)(4)(C)) by his Compensation used in determining such ratio.

               (D) In determining the amount of such excess, Actual Contribution Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee's Compensation.

               (E) In no case shall the amount of such excess with respect to any Highly Compensated Employee exceed the amount of ESOP Matching Contributions on behalf of such Highly Compensated Employee for such Plan Year.

               (F) The ESOP Matching Contributions of the Highly Compensated Employee with the highest dollar amount of ESOP Matching Contributions for the Plan Year shall be reduced by an amount equal to the excess ESOP Matching Contributions determined in accordance with subparagraph
          (4)(C) above. The reduced amount shall be either forfeited or distributed to such Highly Compensated Employee in accordance with subparagraphs (4)(A) and (B) above, provided, further, that such Highly Compensated Employee's ESOP Matching Contributions shall be reduced to a level that is equal to the ESOP Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of ESOP Matching Contributions. Thereafter, the ESOP Matching Contributions of the Highly Compensated Employees with the same dollar amounts of ESOP Matching Contributions shall be reduced on an equal basis by an amount equal to any additional excess ESOP Matching Contributions determined in accordance with subparagraph (4)(C) above, which reduced amounts shall be either forfeited or distributed to such Highly Compensated Employees in accordance with subparagraphs (4)(A) and (B) above. For purposes of this subparagraph, ESOP Matching Contributions shall include amounts treated as ESOP Matching Contributions.

               (G) The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

     (c) ESOP EMPLOYER CONTRIBUTIONS.  An Employer may make ESOP Employer
         ---------------------------
Contributions to the ESOP Employer Contributions Accounts of Participants. The amount, if any, to be contributed to the Trust by an Employer as an ESOP Employer Contribution for each Plan Year shall be determined by the Board of Directors of the Company; provided, however, that the Employer shall make an aggregate ESOP Employer Contribution sufficient to permit the scheduled repayment of any loan used to purchase Employer Securities. Any amount forfeited pursuant to the provisions of this Plan and not otherwise allocated pursuant to paragraphs (b)(3) and (b)(4)(A) of Article VI and paragraph
(c)(4)(C) of Article VIII shall be allocated as additional ESOP Employer Contributions.

     (d) NON-ELECTIVE CONTRIBUTIONS.  An Employer, at the discretion of the
         --------------------------
Board of Directors of the Company, may make Non-Elective Contributions to the 401(k) Elective Contributions Accounts of Participants at any time.

     (e) CESSATION OF EMPLOYER CONTRIBUTIONS AND ESOP ELECTIVE CONTRIBUTIONS.
         -------------------------------------------------------------------
This Plan will not accept Employer Contributions for Plan Years beginning after March 30, 1995. In addition, this Plan will not accept ESOP Elective Contributions for payroll periods ending after January 1, 1996.

     (f) LIMITATIONS ON CONTRIBUTIONS AND FORFEITURES.  It is the present
         --------------------------------------------
intention of each Employer to make recurring and substantial contributions to the Trust for each Plan Year, but in no event shall such contribution for any corresponding taxable year of an Employer exceed the maximum amount deductible from the Employer's income for such taxable year under Section 404(a) of the

Code.  If the Employers are not treated as separate lines of business under
Section 414(r) of the Code, the discretionary ESOP Employer Contributions, and Non-Elective Contributions made by each Employer, including any amounts forfeited and allocated as such contributions, shall be allocated among all Participants without regard to each Participant's employment relationship with a particular Employer, as required by paragraph (e) of Article VII (but subject to any applicable requirements with respect to the completion of a Year of Service or employment with an Employer on the last day of a Plan Year, as set forth herein).

     (g) LIMITATIONS ON 401(K) ELECTIVE AND ESOP MATCHING CONTRIBUTIONS. The
         --------------------------------------------------------------
amounts contributed as 401(k) Elective Contributions and ESOP Matching Contributions shall be limited as follows:

          (1) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for the Plan Year shall bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the preceding Plan Year (or the current Plan Year if elected by the Company; provided, however, that if such an election is made, it may not be changed except as provided by the Secretary) which meets either of the following tests:

               (A) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 1.25, or

               (B) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise); and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0 (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise).

          (2) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees for the Plan Year shall bear a relationship to the Actual Contribution Percentage for all other eligible Employees for the preceding Plan Year (or the current Plan Year if elected by the Company; provided, however, that if such an election is made, it may not be changed except as provided by the Secretary) which meets either of the following tests:

               (A) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees for a Plan Year shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees multiplied by 1.25, or

               (B) The excess of the Actual Contribution Percentage for the group of eligible Highly Compensated Employees for a Plan Year over the Actual Contribution Percentage for the group of all other eligible Employees shall not exceed two (2) percentage points (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise); and the Actual Contribution Percentage for the group of eligible Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0 (or such lesser amount as may be required by the Secretary of the Treasury, through regulations or otherwise).

          (3) If the Plan Administrator determines, in accordance with the provisions of Section 1.401(m)-2 of the Treasury Regulations (and after consideration of Sections 1.401(k)-1(g)(11) and 1.410(b)-7(c)(2) of the Treasury Regulations), that a multiple use of the alternative limitation has occurred, such multiple use shall be corrected by reducing the Actual Contribution Percentage of Highly Compensated Employees in the manner described in Section 1.401(m)-2(c) of the Treasury Regulations and paragraph (b) of this Article V. The provisions of Section 1.401(m)-2 of the Treasury Regulations are incorporated herein by reference.

          (4) The Actual Deferral Percentages and the Actual Contribution Percentages for the group of all other eligible Employees, computed in accordance with subparagraphs (1) and (2) for purposes of limiting contributions in paragraphs (a) and (b), may be separately determined, and applied, for the Employees within each group of Employees that may be separately tested in accordance with applicable Treasury Regulations.

          (5) For purposes of this paragraph (g), if two or more plans of an Employer to which elective salary reduction contributions, voluntary contributions or matching contributions are made are elected by the Employer to be treated as one Plan for purposes of Section 410(b)(6) of the Code, such plans shall be treated as a single plan for purposes of determining the Actual Deferral Percentage and the Actual Contribution Percentage. For purposes of determining the Actual Deferral Percentages and the Actual Contribution Percentages for the group of Highly Compensated Employees and the group of all other eligible Employees, all Employees of the respective group who are directly or indirectly eligible to receive allocations of elective contributions and/or matching contributions under the Plan for any portion of the Plan Year, and all Employees of the respective group who elect not to enter into salary reduction agreements pursuant to paragraph (a) of Article VI or whose eligibility to enter into salary reduction agreements has been suspended or otherwise limited because of an election not to participate, a withdrawal, a loan, or a restriction on Annual Additions as set forth in paragraph (f) of Article VII, shall be included. For purposes of determining the Actual Deferral Ratio and the Actual Contribution Ratio for a Highly Compensated Employee, all cash or deferred arrangements in which the Employee is eligible to receive allocations of elective contributions and/or matching contributions shall be taken into account, unless otherwise required by Treasury Regulation Sections 1.401(k)-1(g)(1)(ii)(B) and 1.401(m)-1(f)(1)(ii)(B).

     (h) FORM AND TIMING OF CONTRIBUTIONS.  Payments on account of ESOP Matching
         --------------------------------
Contributions and ESOP Employer Contributions due from an Employer for any Plan Year shall be made in cash and/or Employer Securities to the Trustee. Payments on account of any other contributions due from an Employer for any Plan Year shall be made in cash to the Trustee. Such payments may be made by a contributing Employer at any time, but payment of ESOP Matching Contributions, ESOP Employer Contributions, and Non-Elective Contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer's federal income tax return for its taxable year with which or within which such Plan Year ends. Payment of any 401(k) Elective Contribution shall be made not later than the 15th day of the month following the month in which it is withheld from a Participant's pay.

     (i) ROLLOVER CONTRIBUTIONS.  Each Employee at any time during a Plan Year,
         ----------------------
with the consent of the Plan Administrator and in such manner as prescribed by the Plan Administrator, may pay or cause to be paid to the Trustee a rollover contribution (as defined in the applicable sections of the Code, except that for this purpose "rollover contribution" shall be deemed to include both a direct payment from an Employee and a direct transfer from a trustee of another qualified plan in which the Employee is or was a participant).

     (j) NO DUTY TO INQUIRE.  The Trustee shall have no right or duty to inquire
         ------------------
into the amount of any contribution made by an Employer or any Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.

                                  ARTICLE VII


             Participants' Accounts and Allocation of Contributions
             ------------------------------------------------------

     (a) COMMON FUND.  Except as otherwise provided in this Plan or in the
         -----------
Agreement and Declaration of Trust, the assets of the Trust (or, to the extent provided in Article XI, the assets of each Fund) shall constitute a common fund in which each Participant (or each Participant who has directed that a portion of his Account be invested in such Fund) shall have an undivided interest.

     (b) ESTABLISHMENT AND MERGER OF ACCOUNTS.
         ------------------------------------

          (1) The Plan Administrator shall establish and maintain with respect to each Participant three Accounts, designated as the Participant's 401(k) Elective Contributions Account, ESOP Employer Contributions Account, and ESOP Matching Contributions Account.

          (2) For each Participant who made an ESOP Elective Contribution (pursuant to the terms of this Plan prior to the Effective Date of this Amendment and Restatement) for a payroll period ending before January 1, 1996, the Plan Administrator shall maintain an ESOP Elective Contributions Account, and for each Employee who has made a Rollover Contribution pursuant to paragraph (i) of Article VI, the Plan Administrator shall establish and maintain a Rollover Contributions Account. Each Participant's Accounts shall, collectively, reflect the Participant's interest in the Trust Fund.

          (3) The Employer Contributions Account credited to each Participant under the terms of the Plan prior to January 1, 1996 shall be maintained as a part of, such Participant's 401(k) Elective Contributions Account.

          (4) Effective January 1, 1997, or as soon thereafter as is administratively feasible, the Plan Administrator shall establish and maintain, with respect to each Participant who was also a participant in the Brown's Medical Supply Co. Retirement Savings Plan, one or more Merger Accounts to provide for amounts credited to the Participant and transferred from the Brown's Medical Supply Co. Retirement Savings Plan upon its merger with this Plan. The Plan Administrator may establish and maintain additional Merger Accounts from time to time to provide for amounts credited to Participants and transferred from other tax-qualified retirement plans merged with this Plan upon the authorization and direction of the Board of Directors.

          (5) The Plan Administrator may establish and maintain with respect to each Participant's ESOP Employer Contributions Account and ESOP Matching Contributions Account an Employer Securities Account and an Other Investments Account, that may further reflect the Participant's interest in the Trust Fund with respect to employee stock ownership plan contributions made to such Accounts by his Employer.

          (6) The Plan Administrator may establish and maintain with respect to each Participant's ESOP Elective Contributions Account an Employer Securities Account, an Other Investments Account, and, effective as of January 1, 1996 (or as soon thereafter as practicable), a Participant Investments - ESOP Elective Contributions Account that may further reflect the Participant's interest in the Trust Fund with respect to employee stock ownership plan contributions made to such Account for payroll periods ending before January 1, 1996 by his Employer. Each Participant's Participant Investments - ESOP Elective Contributions Account shall initially be comprised of forty percent (40%) of each Participant's ESOP Elective Contributions Account determined as of January 1, 1996, which shall be invested in accordance with the Designated Investments provisions of Article XI.

          (7) The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant's interest in the Trust Fund.

     (c) SUSPENSE ACCOUNTS.  The Plan Administrator shall establish and maintain
         -----------------
a suspense account to which shall be credited any units of Employer Securities purchased by the Trustee with borrowed funds (such term including, for all purposes of this Plan, purchase-money transactions). A separate suspense account shall be maintained for each such purchase. The shares released from a suspense account each year, if any, shall be allocated as of each Valuation Date that is the last day of a Plan Year to the Participants' ESOP Employer Contributions Accounts under the provisions of paragraph (e) of this Article VII as Employer Securities attributable to ESOP Employer Contributions. The number of units of Employer Securities to be released from a suspense account each Plan Year shall be determined under one of the following methods, as selected by the Plan Administrator with respect to a particular suspense account:

          (1) The number of units to be released shall equal the number of units held in the suspense account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid by the Trustee for the Plan Year with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal and interest to be paid with respect to such loan for all future Plan Years; or

          (2) The number of units to be released shall equal the number of units held in the suspense account immediately before the release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid by the Trustee for the Plan Year with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal to be paid with respect to such loan for all future Plan Years; provided, however, that the terms of each of the following conditions are met:

               (A) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years (this term is not satisfied from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period and the duration of a new exempt loan (used to refinance) exceeds ten years); and

               (B) Interest included in any repayment can be disregarded for release purposes only to the extent that it would be determined to be interest under standard loan amortization tables.

     (d) INTERESTS OF PARTICIPANTS.  The interest of a Participant in the Trust
         -------------------------
Fund shall be the vested balance remaining from time to time in his Accounts after making the adjustments required in paragraph (e).

     (e) ADJUSTMENTS TO ACCOUNTS.  Subject to the provisions of paragraph (h),
         -----------------------
the Accounts of a Participant shall be adjusted from time to time as follows:

          (1) Each Participant's Accounts shall be credited with appreciation or depreciation, and earnings or losses, as follows:

               (A) As of each Valuation Date, the portions of each Participant's ESOP Employer Contributions Account, ESOP Matching Contributions Account and ESOP Elective Contributions Account credited to Employer Securities Accounts shall be credited with any stock dividends for the Valuation Period ending with such current Valuation Date that are received on Employer Securities allocated to the Participant's Employer Securities Accounts (and that are not used, pursuant to paragraph (f) to repay a loan).

               (B) As of each Valuation Date, the Administrator shall credit any stock dividends for the Valuation Period ending with such date, that are received on Employer Securities allocated to suspense accounts maintained as of such date (and that are not used, pursuant to paragraph (f) to repay a loan), to such suspense accounts.

               (C) As of each Valuation Date, the portions of each Participant's ESOP Employer Contributions Account, ESOP Matching Contributions Account and ESOP Elective Contributions Account credited to Other Investments Accounts shall be credited or charged, as the case may be, with a share of the Other Investments Accounts "earnings factor" for the Valuation Period ending with such current Valuation Date. The Other Investments Accounts earnings factor and a Participant's share thereof are to be determined as follows:

                    (i) The Other Investments Accounts earnings factor for any
               Valuation Period shall consist of

                         a. the aggregate of the unrealized appreciation or depreciation occurring in the value of the portion of the Trust Fund during such period that is a. attributable to contributions theretofore made to the Participants' ESOP Employer Contributions Accounts and ESOP Matching Contributions Accounts, and earnings thereon, and b. invested in assets other than Employer Securities (and, for ESOP Elective Contributions Accounts, in assets other than Funds described in Article XI),

                         b  that portion of the income earned or the loss
                    sustained by the portion of the Trust Fund during such period (whether from investments or from the sale or exchange of assets) that is 1. attributable to contributions theretofore made to the Participants' ESOP Employer Contributions Accounts and ESOP Matching Contributions Accounts, and earnings thereon, and 2. invested in assets other than Employer Securities (and, for ESOP Elective Contributions Accounts, in assets other than Funds described in Article XI),

                         c. cash dividends received on Employer Securities not allocated to any Participant's Employer Securities Account or any Fund described in Article XI (to the extent such cash dividends are not used, pursuant to paragraph (f), to repay a loan), and

                         d. cash dividends received on Employer Securities allocated to Participants' Employer Securities Accounts (to the extent such cash dividends are not used to repay a loan or are not distributed, pursuant to paragraph (f)).

                    (ii) A Participant's share of the Other Investments Accounts earnings factor for any Valuation Period shall be:

                         a. that amount that shall bear the same ratio to such earnings factor as the balance in such Participant's Other Investments Accounts as of the end of the immediately preceding Valuation Period (less any amounts distributed from such Other Investments Accounts to the Participant, or debited to such Accounts for any payments made with the assets of such Accounts for the purchase of Employer Securities, during the Valuation Period ending with the current Valuation Date) bears to

                         b. the aggregate balances in the Other Investments Accounts as of the end of the immediately preceding Valuation Period of all Participants (less the aggregate amounts distributed from Participants' ESOP Elective Contributions Accounts, ESOP Employer Contributions Accounts, and ESOP Matching Contributions Accounts (and attributable to their Other Investments Accounts) to such Participants, or debited to such Accounts for any payments made with the assets of such Accounts for the purchase of

                    Employer Securities, during the Valuation Period ending with the current Valuation Date).

                    (iii) Except as otherwise provided, the Other Investments Accounts earnings factor, or a Participant's share thereof, shall not include any appreciation, depreciation, income or loss attributable to the Plan's investment in Employer Securities.

               (D) As of each Valuation Date, the portion of each Participant's 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and Merger Accounts that is invested in each Fund established under
          Article XI shall be credited or charged, as the case may be, with a share of the "earnings factor" for the portion of the Trust Fund invested in such Fund for the Valuation Period ending with such current Valuation Date. The earnings factor for the portion of the Trust Fund invested in each Fund established under Article XI and the share attributable to each such Account are to be determined as follows:

                    (i) The determination of the earnings factor attributable to such a Fund for any Valuation Period shall be based upon the difference between the value of each share for the current Valuation Date and the value of each share as of the most recent preceding Valuation Date, as adjusted to reflect earnings attributable to shares purchased or sold during the Valuation Period. To the extent the value of the Fund is not expressed in terms of individual shares, the earnings factor shall consist of the aggregate of the unrealized appreciation or depreciation occurring in the value of the portion of the Trust Fund invested in such Fund during such period that is attributable to contributions theretofore made to the Participants' 401(k) Elective Contributions Accounts, Participant Investments - ESOP Elective Contributions Accounts, Rollover Contributions Accounts, and Merger Accounts and earnings thereon, and that portion of the income earned or the loss sustained by the portion of the Trust

               Fund invested in such Fund during such period (whether from investments or from the sale or exchange of assets) that is attributable to contributions theretofore made to such Accounts and earnings thereon.

                    (ii) The share of the earnings factor attributable to the
               portion of any 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, or Merger Accounts of the Participant invested in each Fund for any Valuation Period shall be:

                         a. that amount that shall bear the same ratio to such earnings factor as the sum of:

                              1. the balance in the portion of such Account invested in such Fund as of the end of the immediately preceding Valuation Period (adjusted to reflect the Participant's election to transfer investments from one Fund to another (or to make initial investments in a Fund) as of the first day of the current Valuation Period, to the extent permitted by Article XI), and,

                              2. one-half of any 401(k) Elective Contributions or Rollover Contributions made to such Account and credited to such Fund during the Valuation Period ending with the current Valuation Date, less any amounts distributed from such Account
                    (and attributable to such Fund) to the Participant during the Valuation Period ending with the current Valuation Date, bears to

                         b.  the aggregate of the sum of:

                              1  the balances in the portion of the Accounts
                         invested in such Fund as of the end of the immediately preceding Valuation Period of all Participants who are entitled to share in such earnings factor (adjusted to reflect the Participants' elections to transfer investments from one Fund to another (or to make initial investments in a Fund) as of the first day of the current Valuation Period, to the extent permitted by Article XI), and

                              2.  one-half of all contributions made to
                         Participants' 401(k) Elective Contributions Accounts and Rollover Contributions Accounts and attributable to such Fund during the Valuation Period ending with the current Valuation Date, less the aggregate amounts distributed from the
               Accounts (and credited to such Fund) to such Participants during the Valuation Period ending with the current Valuation Date.

          (2) Each Participant's Accounts shall be credited with his share of the contributions to the Plan, and shall be further adjusted, as follows:

               (A) As of each Valuation Date, the 401(k) Elective Contributions Account of a Participant shall be credited with any 401(k) Elective Contributions made by his Employer on his behalf with respect to one or more dates occurring during the Valuation Period ending with such Valuation Date.

               (B) As of each Valuation Date that is the last day of a Plan Year, the 401(k) Elective Contributions Account of a Participant shall be credited with his share of the Non-Elective Contributions, if any, made by his Employer with respect to the Plan Year ending with such Valuation Date, such share being the amount that shall bear the same ratio to the total of such Non-Elective Contribution as the Participant's Compensation for such Plan Year ending with such Valuation Date bears to the aggregate of the Compensation from such Employer for that period of all Participants who are entitled to share in the Non-Elective Contribution for such Plan Year. A Participant who is a Highly Compensated Employee shall not be entitled to share in the Non-Elective Contribution; provided, further, that a Participant shall not be entitled to share in the Non-Elective Contribution unless such Plan Year constitutes a Year of Service for such Participant and he is employed by his Employer on the last day of the Plan Year.

               (C) As of each Valuation Date that is the last day of a Plan Year, the ESOP Matching Contributions Account of a Participant shall be credited with any ESOP Matching Contributions made by his Employer on his behalf with respect to such Plan Year (which shall include any forfeitures reducing such contributions as provided in paragraph
          (b)(3) of Article VI). A Participant will not be entitled to share in the ESOP Matching Contributions unless he meets the requirements of paragraph (b)(2) of Article VI for the Plan Year. Any such ESOP Matching Contributions shall be credited to an Employer Securities Account or an Other Investments Account, as appropriate, on behalf of the Participant. The Participant's Employer Securities Account and Other Investments Account attributable to his ESOP Matching

          Contributions Account shall be further credited and debited to reflect direct or indirect purchases of Employer Securities with assets other than Employer Securities, and purchases of assets other than Employer Securities in connection with the sale of Employer Securities.

               (D) As of each Valuation Date that is the last day of a Plan Year, the ESOP Employer Contributions Account of a Participant shall be credited with his share of the ESOP Employer Contribution, if any, made by his Employer, and any forfeitures (except to the extent otherwise provided in paragraphs (c)(4)(C) of Article VIII and (b)(3) of Article VI), with respect to the Plan Year ending with such Valuation Date. The amount allocable to a Participant entitled to a share of the contribution and forfeitures for the Plan Year shall be the amount that shall bear the same ratio to the total of such contribution and forfeitures as the Participant's Compensation for such Plan Year ending with such Valuation Date bears to the aggregate of the Compensation of all Participants employed by such Employer for that period who are entitled to share in the contribution and forfeitures for such Plan Year.

                    (i) A Participant shall be entitled to share in the ESOP
               Employer Contribution and forfeitures if a. the Plan Year constitutes a Year of Service for such Participant and he is employed by his Employer on the last day of the Plan Year, or b. his employment is terminated by his retirement, disability [as defined in paragraph (b)(2) of Article VIII] or death.

                    (ii) In the event that the requirements set forth in
               subsection (i) immediately above would cause this Plan to fail to meet the coverage requirements of this subsection (ii), a Participant shall also be entitled to share in the ESOP Employer Contribution and forfeitures if he meets the requirements of subsection (iii). In order to meet the coverage requirements of this subsection (ii) for the Plan Year, the Plan's "ratio percentage" for the Plan Year shall be at least seventy percent (70%). For purposes of this subsection (ii), the Plan's "ratio percentage" shall mean the percentage (rounded to the nearest hundredth of a percentage point) determined by dividing the percentage of the Non-Highly Compensated Employees who benefit under the Plan by the percentage of the Highly Compensated Employees who benefit under the Plan. The percentage of the Non-Highly Compensated Employees who benefit under the Plan shall be determined by dividing the number of Non-Highly Compensated Employees who are Participants in the Plan and are entitled to share in Employer Contribution under the Plan by the total number of Non-Highly Compensated Employees who have met the eligibility and participation requirements of Article V. The percentage of the Highly Compensated Employees who benefit under the Plan shall be determined by dividing the number of Highly Compensated Employees who are Participants in the Plan and are entitled to share in Employer Contribution under the Plan by the total number of Highly Compensated Employees who have met the eligibility and participation requirements of Article V. The Plan's "ratio percentage" shall be determined as of the last day of the Plan Year, taking into account all Employees who were Employees on any day during the Plan Year.

                    (iii) If this Plan would otherwise fail to meet the requirements of subsection (ii) for the Plan Year, a Participant shall be entitled to share in the ESOP Employer Contribution and forfeitures pursuant to this section (D) if:

                         a.  he is a Non-Highly Compensated Employee;

                         b. he completes 500 Hours of Service during such Plan Year, regardless of whether such Plan Year constitutes a Year of Service for such Participant or whether he is employed by his Employer on the last day of the Plan Year; and

                         c. the allocation of a share of the contribution to the Participant is required by this part c. The number of Participants entitled to an allocation required by this part
                    c. (the "Required Number of Participants"), when added to the Non-Highly Compensated Employees who are eligible to receive an allocation pursuant to the provisions of subsection (i), shall be equal to the minimum number of Non-Highly Compensated Employees who are required to be eligible for an ESOP Employer Contribution and forfeitures from the Plan during the Plan Year in order to meet the minimum coverage requirements of subsection (ii). An allocation is required by this part c. if a Participant is among the Required Number of Participants paid the lowest Compensation by their Employers for the Plan Year (determined without regard to those Participants who are entitled to an allocation pursuant to subsection (i) above). If two or more Participants would otherwise be determined to have been paid the same amount of Compensation by their Employers for the Plan Year, then the Participant who was first credited with an Hour of Service for his Employer or any Affiliate thereof shall be deemed to paid the lowest Compensation of such two or more Participants and the Participant who was next credited with an Hour of Service for his Employer or any Affiliate thereof shall be deemed to paid the next lowest Compensation and the process shall be repeated until the Plan Administrator has determined the Participants who are among the Required Number of Participants paid the lowest Compensation by their Employers for the Plan Year.

                    (iv) For each Plan Year in which this Plan is a Top Heavy
               Plan, a Participant who is employed by an Employer on the last day of such Plan Year and who is a Non-Key Employee for such Plan Year shall be entitled to share in the contribution and forfeitures (as described in this section (C)) to the extent such allocation does not exceed at least three percent (3%) of his
               Section 415 Compensation (or, if less, the highest percentage of such Section 415 Compensation allocated to a Key Employee's Accounts hereunder (other than any amount allocated to a Rollover Contributions Account and Merger Accounts), as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Code
               Section 401(k)), regardless of whether the preceding requirements of this section (C) have been met for such Participant.

               The Participant's Employer Securities Account and Other Investments Account attributable to his ESOP Employer Contributions Account shall be further credited and debited to reflect direct or indirect purchases of Employer Securities with assets other than Employer Securities, and purchases of assets other than Employer Securities in connection with the sale of Employer Securities.

               (E) As of each Valuation Date, the Rollover Contributions Account of an Employee shall be credited with the Rollover Contributions, if any, made by the Employee pursuant to Article VI with respect to the Valuation Period ending with such Valuation Date.

          (3) As of each Valuation Date, each Account of a Participant shall be charged with the amount of any distribution, or withdrawal, made to, or by, the Participant or his beneficiary from such Account during the Valuation Period ending with such Valuation Date.

          (4) Except as otherwise provided in this Plan or any Agreement of Trust, for purposes of all computations required by this Article VII, the accrual method of accounting shall be used, and the Trust Fund, each Fund, and the assets thereof shall be valued at their fair market value as of each Valuation Date. Employer Securities shall be accounted for as provided in Treasury Regulation Section 1.402(a)-1(b)(2)(ii), or any successor regulation or statute.

          (5) The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant's interest in the Trust Fund or in any Fund, which procedures shall be effective upon approval by the Company. All such procedures shall be applied in a consistent, nondiscriminatory manner.

          (6) If the Plan Administrator determines in making any valuation, allocation or adjustments to any Participant's Account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce equitable and nondiscriminatory allocation among the Participants' Accounts, it may modify any procedures specified in the Plan for purposes of achieving an equal and nondiscriminatory allocation in accordance with the general concepts and purposes of the Plan; provided, however, that any such modification shall not be inconsistent with the provisions of Section 401(a)(4) of the Code.

     (f) ALLOCATION OF DIVIDENDS.  Notwithstanding anything contained in this
         -----------------------
Plan to the contrary, dividends attributable to Employer Securities that are credited to Participants' ESOP Employer Contributions Accounts, as well as to suspense accounts established pursuant to paragraph (c), shall be used, to the extent required by the terms of the Agreement of Trust, to repay any loan used to purchase the Employer Securities on account of which the dividends were paid. In addition, cash dividends paid with respect to units of Employer Securities that are credited to Participants' Employer Securities Accounts may be distributed to Participants or allocated to Participants' Other Investments Accounts in accordance with the provisions of Article VI(b) of the Agreement and Declaration of Trust.

     (g) LIMITATION ON ALLOCATION OF CONTRIBUTIONS.
         -----------------------------------------

          (1) Notwithstanding anything contained in this Plan to the contrary, the aggregate Annual Additions to a Participant's Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of $30,000 (or, if greater, one quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Code) or 25% of the Participant's Section 415 Compensation for such Plan Year.

          (2) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, or in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by any Employer or any Affiliate and the aggregate annual additions to and projected benefits under all of such plans, under the normal administration of such plans, would otherwise exceed the limits provided by law, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the annual additions and projected benefits for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subparagraph (3). Adjustments shall be made to all other plans, if necessary to comply with such limits, before any adjustments may be made to this Plan.

          (3) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Section 415 Compensation or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant (including elective, matching and voluntary contributions) would cause the limitations set forth in this paragraph (g) to be exceeded, the excess amount shall be deemed first to consist of the Participant's elective contributions in excess of any amount subject to a matching contribution for the Plan Year, which excess shall be returned to the Participant. The remaining excess shall be deemed to consist of elective contributions and corresponding matching contributions, in which case the excess elective contributions shall be returned to such Participant and the corresponding matching contributions shall be held and allocated in the manner described below. Any remaining excess shall be deemed to consist of Employer contributions and shall be held and allocated as described below. Any excess amount attributable to matching contributions and Employer contributions shall be held unallocated in a suspense account for the Limitation Year, used to reduce matching or Employer contributions on behalf of such Participant for the next Limitation Year, and allocated to such Participant in lieu of such reduced contribution as of the end of the next Limitation Year under the terms of paragraph (e)(2) of this Article
     VII. Any such allocations shall be treated as Annual Additions to the Account of the Participant in the Limitation Year that they are allocated in lieu of such reduced contributions. In the event that the Participant terminates his participation in this Plan before all of the amounts in a suspense account are allocated to his Account, then such excess amounts shall be retained in such suspense account, to be reallocated to other Participants as of the end of the next Limitation Year and any succeeding Limitation Years until all amounts in the suspense account are exhausted.

          (4) Effective for Plan Years beginning before January 1, 2000, in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by his Employer or an Affiliate thereof, then the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0. For these purposes,

               (A) The Defined Benefit Plan Fraction is a fraction, the numerator of which is the projected annual benefit of the Participant under the defined benefit plan determined as of the close of the Limitation Year and the denominator of which is the lesser of (1) the product of 1.25 times the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year or (2) the product of 1.4 times the amount that may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

               (B) The Defined Contribution Plan Fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year (less any amount that may be subtracted from the numerator in accordance with any applicable statutes, notices or rulings) and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer:
          (1) the product of 1.25 times the dollar limitation in effect under
          Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code) or (2) the product of
          1.4 times the amount that may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year.

               (C) The figure "1.0" shall be substituted for the figure "1.25" set forth in sections (A) and (B) for each year in which this Plan is a Top Heavy Plan unless (1) the defined benefit plan provides a minimum benefit equal to 3% of each Participant's Compensation times the number of years (not exceeding 10) the Plan is a Top Heavy Plan or the defined contribution plan provides a minimum contribution equal to 4% (7 1/2% if the Participant participates in both the defined benefit plan and the defined contribution plan) of each Participant's Section 415 Compensation, and (2) the present value of the cumulative accrued benefits (not including rollover contributions made after December 31, 1983), of the Key Employees for such year does not exceed 90% of the present value of the accrued benefits (not including rollover contributions made after December 31, 1983) under all plans. Such values shall be determined in the same manner as described in the "Top Heavy" definition in Article I.

               (D) If any Employer maintained both a defined contribution plan and a defined benefit plan on May 6, 1986 and if the plans satisfied the requirements of Section 415 of the Code for the Limitation Year beginning in 1986, the numerator under section (B) for any Employee who participated in such defined contribution plan on the last day of the Limitation Year beginning before January 1, 1987 (the "determination date") shall be permanently reduced by an amount equal to the product of (1) the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the determination date reduced by 1.0, multiplied by (2) the denominator of the Defined Contribution Plan Fraction as of the determination date. For purposes of the preceding sentence, the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction shall be computed in accordance with
          Section 415 of the Code as amended in 1986, and changes in the terms and conditions of the defined contribution plan after May 5, 1986 shall not be taken into account. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat Employee contributions as Annual Additions.

          (5) For purposes of applying the limitations of this paragraph (g) for a particular Limitation Year;

               (A) all qualified defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer will be treated as one defined benefit plan, and

               (B) all qualified defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the Employer will be treated as one defined contribution plan.

                                  ARTICLE VIII


                            Benefits Under the Plan
                            -----------------------

(a)    RETIREMENT BENEFIT.
       -------------------

          (1) A Participant shall be entitled to retire from the employ of his Employer upon such Participant's Normal Retirement Date. Until a Participant actually retires from the employ of his Employer, no retirement benefits shall be payable to him, and he shall continue to be treated in all respects as a Participant; provided, however, that a Participant who is a 5% owner of the Company (or any Affiliate) and who attains age 70 1/2 shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70 1/2. In addition, upon giving thirty (30) days written notice, a Participant may take an early retirement commencing on or after the occurrence of such Participant's Early Retirement Date.

          (2) Upon the retirement of a Participant as provided in subparagraph
     (1) and subject to adjustment as provided in paragraph (d) of Article IX, such Participant shall be entitled to a retirement benefit in an amount equal to 100% of the balance in his Accounts as of the Valuation Date immediately preceding or concurring with his benefit commencement date, plus the amount of any contributions allocated subsequent to such Valuation Date.

(b)    DISABILITY BENEFIT.
       -------------------
          (1) In the event a Participant's employment with his Employer is terminated by reason of his total and permanent disability and subject to adjustment as provided in paragraph (d) of Article IX, such Participant shall be entitled to a disability benefit in an amount equal to 100% of the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of the termination of his employment, plus the amount of any contributions allocated subsequent to such Valuation Date.

          (2) Total and permanent disability shall mean the total incapacity of a Participant to perform the usual duties of his employment with his Employer and will be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant's employment.

     (c) SEVERANCE OF EMPLOYMENT BENEFIT.
         -------------------------------

          (1) In the event a Participant's employment with his Employer is terminated for reasons other than retirement, total and permanent disability or death, and subject to adjustment as provided in paragraph (d) of Article IX, such Participant shall be entitled to a severance of employment benefit in an amount equal to his vested interest in the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of the termination of his employment, plus his vested interest in the amount of any contributions allocated subsequent to such Valuation Date.

          (2) (A) The vested interest in the ESOP Matching Contributions Account and ESOP Employer Contributions Account of each Participant performing at least one Hour of Service on or after January 1, 1989, shall be a percentage of the balance of such Account as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:

                       TOTAL NUMBER OF                      VESTED
                       Years of Service                    Interest
                       ----------------                    --------
                       Less than 3 Years of Service           0%
                       3 years, but less than 3 years        20%
                       4 years, but less than 4 years        40%
                       5 years, but less than 5 years        60%
                       6 years, but less than 6 years        80%
                       7 years or more                      100%

               (B) Notwithstanding the provisions of subparagraph (2)(A), for any Plan Year in which this Plan is a Top Heavy Plan, a Participant's vested interest in his ESOP Matching Contributions Account and ESOP Employer Contributions Account shall be a percentage of the balance of such account as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:

                       TOTAL NUMBER OF                      VESTED
                       Years of Service                    Interest
                       ----------------                    --------
                       Less than 2 Years of Service           0%
                       2 years, but less than 3 years        20%
                       3 years, but less than 4 years        40%
                       4 years, but less than 5 years        60%
                       5 years, but less than 6 years        80%
                       6 years or more                      100%

               (C) If at any time this Plan ceases to be a Top Heavy Plan after being a Top Heavy Plan for one or more Plan Years, the change from being a Top Heavy Plan shall be treated as if it were an amendment to the Plan's vesting schedule for purposes of paragraphs (a)(3) and
          (a)(5) of Article XIV of this Plan.

               (D) Notwithstanding the foregoing, a Participant shall be 100% vested in his ESOP Matching Contributions Account and ESOP Employer Contributions Account upon attaining his Normal or Early Retirement Date. A Participant's vested interest in his ESOP Elective Contributions Account, 401(k) Elective Contributions Account, Rollover Contributions Account, and Merger Accounts shall be 100% regardless of the number of his Years of Service.

          (3) (A) If the termination of employment results in five consecutive One Year Breaks in Service, then upon the occurrence of such five consecutive One Year Breaks in Service, the nonvested interest of the Participant in his ESOP Matching Contributions Account and ESOP Employer Contributions Account as of the Valuation Date immediately preceding or concurring with the date of his termination of employment shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraphs (c)(4)(C) of this Article VIII, (b)(3) of Article VI, and (e)(2)(D) of Article VII, at the end of the Plan Year concurring with the date the fifth such consecutive One Year Break in Service occurs. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his ESOP Matching Contributions Account and ESOP Employer Contributions Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant's Years of Service after any five consecutive One Year Breaks in Service resulting from such termination of employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his ESOP Matching Contributions Account and ESOP Employer Contributions Account that accrued before such five consecutive One Year Breaks in Service. If any portion of a Participant's ESOP Matching Contributions Account and ESOP Employer Contributions Account is forfeited, his Employer Securities Accounts and Other Investments Accounts shall be treated as a single account for purposes of this subparagraph and Employer Securities that were purchased with borrowed funds and allocated to such Participant's Employer Securities Account after release from a suspense account shall be forfeited only after all other assets in such Participant's Accounts. If interests in more than one class of Employer Securities have been so allocated to such Participant's Accounts, the Participant shall forfeit the same proportion of each such class.

               (B) Notwithstanding any other provision of this paragraph (c), if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive One Year Breaks in Service occur, the Participant shall not be entitled to any severance of employment benefit as a result of such termination of employment; provided, however, that nothing contained herein shall require or permit the Participant to return or otherwise have restored to his ESOP Matching

          Contributions Account and ESOP Employer Contributions Account any funds distributed to him prior to his reemployment and the determination that no five consecutive One Year Breaks in Service would occur.

               (C) If a Participant is less than 100% vested in his ESOP Matching Contributions Account and ESOP Employer Contributions Account and he receives all or a part of his severance of employment benefit, then, if the Participant resumes employment with an Employer or an Affiliate before the occurrence of five consecutive One Year Breaks in Service, until such time as there is a fifth consecutive One Year Break in Service, the Participant's vested portion of the balance in his ESOP Matching Contributions Account and ESOP Employer Contributions Account at any time shall be equal to an amount ("X") determined by the formula X = P(AB + D) - D, where "P" is the vested percentage of the Participant at such time, "AB" is the balance in the Participant's ESOP Matching Contributions Account and ESOP Employer Contributions Account at such time and "D" is the amount distributed as a severance of employment benefit.

               (D) This subparagraph (3) shall only apply to forfeitures that would otherwise occur in Plan Years beginning after December 31, 1996; and the provisions of this Plan, as in effect immediately prior to this Amendment, shall apply to all other forfeitures.

          (4) (A) Notwithstanding any other provision of this paragraph (c), if at any time a Participant is less than 100% vested in his ESOP Matching Contributions Account and ESOP Employer Contributions Account, and, as a result of his severance of employment, he receives his entire vested severance of employment benefit pursuant to the provisions of Article IX, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such termination occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the nonvested interest of the Participant in his ESOP Matching Contributions Account and ESOP Employer Contributions Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (c)(4)(C) of this Article VIII, paragraph (b)(3) of Article VI, and paragraph (e)(2)(D) of
          Article VII, at the end of the Plan Year immediately following or concurring with the date such distribution occurs.

               (B) If a Participant is not vested as to any portion of his ESOP Matching Contributions Account and ESOP Employer Contributions Account, he will be deemed to have received a distribution immediately following his severance of employment. Upon the occurrence of such deemed distribution, the nonvested interest of the Participant in his

          ESOP Matching Contributions Account and ESOP Employer Contributions Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph
          (c)(4)(C) of this Article VIII, paragraph (b)(3) of Article VI, and paragraph (e)(2)(D) of Article VII, at the end of the Plan Year immediately following or concurring with the date such distribution occurs.

               (C) If a Participant whose interest is forfeited under this subparagraph (4) is reemployed by an Employer or an Affiliate prior to the occurrence of five consecutive One Year Breaks in Service commencing after his distribution, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (1) five years after the Participant's resumption of employment, or
          (2) the close of a period of five consecutive One Year Breaks in Service, the full amount of the severance of employment benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a nonvested Participant whose interest was forfeited under this subparagraph (4) is reemployed by an Employer or an Affiliate prior to the occurrence of five consecutive One Year Breaks in Service, the nonvested interest of the Participant previously forfeited pursuant to the provisions of this subparagraph (4) shall be restored to the ESOP Matching Contributions Account and ESOP Employer Contributions Account of the Participant, such restoration to be made from forfeitures of nonvested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the ESOP Matching Contributions Account and ESOP Employer Contributions Account balance of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses. Amounts attributed to an ESOP Matching Contributions Account and an ESOP Employer Contributions Account repaid by the Participant and restored by the Employer shall initially be credited to the Participant's Other Investment Account consistent with the provisions of paragraph (e) of
          Article VII.

     (d)  DEATH BENEFIT.
          -------------

          (1) In the event of the death of a Participant and subject to adjustment as provided in paragraph (d) of Article IX, his beneficiary shall be entitled to a death benefit in an amount equal to 100% of the balance in his Accounts as of the Valuation Date immediately preceding or concurring with the date of his death plus the amount of any contributions allocated subsequent to such Valuation Date.

          (2) Subject to the provisions of subparagraph (3), at any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument filed with the Plan Administrator, signed by the Participant and bearing the signatures of at least two persons as witnesses to his signature. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the Participant's surviving Eligible Spouse, and if none, his issue, per stirpes, and if none, the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the State of such Participant's domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

          (3) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant's surviving Eligible Spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant's designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse's consent may be either a restricted consent (which may not be changed as to the beneficiary or (except as otherwise permitted by law) form of payment unless the spouse consents to such change in the manner described herein) or a blanket consent (which acknowledges that the spouse has the right to limit consent only to a specific beneficiary or a specific form of payment, and that the spouse voluntarily elects to relinquish one or both of such rights). Notwithstanding the preceding provisions of this subparagraph (3), a Participant shall not be required to obtain spousal consent to his designation of another beneficiary if (A) the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Administrator with a court order to such effect, or (B) the spouse cannot be located.

                                   ARTICLE IX


          Payments of Benefits, Put Option and Right of First Refusal
          -----------------------------------------------------------

     (A) TIME FOR DISTRIBUTION OF BENEFITS.
         ---------------------------------

          (1) Except as otherwise provided under this Article IX, the amount of the benefit to which a Participant is entitled under paragraph (a), (b),
     (c) or (d) of Article VIII shall be paid to him or applied for his benefit or, in the case of a death benefit, shall be paid to or applied for the benefit of said Participant's beneficiary or beneficiaries, as described within paragraph (b) beginning as soon as practicable following the Valuation Date coincident with or next following the Participant's retirement, disability, death, or other severance his employment, as the case may be.

          (2) (A) Any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to subparagraph (1) shall commence not later than the earlier of:

                    (i) the 60th day after the last day of the Plan Year in
               which the Participant's employment is terminated or, if later, in which occurs the Participant's Normal Retirement Date; or

                    (ii) solely for each Participant who is a 5% owner of the
               Company or an Affiliate, April 1 of the year immediately following the calendar year in which he reaches age 70 1/2.

               (B) Notwithstanding the foregoing, no distribution shall be made of any Participant's benefit payable pursuant to paragraph (a), (b), or (c) of Article VIII prior to his Normal Retirement Date unless the value of his benefit does not exceed $3,500, or unless the Participant consents to the distribution. The Plan Administrator shall provide each Participant entitled to a distribution of more than $3,500 with a written notice of his rights, which shall include an explanation of the alternative dates for distribution of benefits. The Participant may elect to exercise such rights, no less than 30 days and no more than 90 days before the first date upon which distribution of the Participant's vested Account balances may be made; provided, however, that such distribution may be made less than 30 days after the exercise of such rights if (i) the Plan Administrator informs the Participant of his right to such thirty to ninety day period, and (ii) the Participant, after receiving such notice from the Plan Administrator, affirmatively elects a distribution in less than 30 days. In the event that a Participant does not consent to a distribution of a benefit in excess of $3,500 to which he is entitled under paragraph (a), (b) or (c) of Article VIII, the amount of his benefit shall be paid to the Participant in such subsequent Plan Year as the Participant shall, at any time, select, but not later than sixty (60) days after the last day of the Plan Year in which the Participant reaches his Normal Retirement Date.

     (b)  FORM OF PAYMENT.
          ---------------

          (1)  ESOP Payments.
               --------------

               (A) The benefits payable under paragraphs (a), (b), (c) and (d) of Article VIII that are attributable to a Participant's ESOP Matching Contributions Account and ESOP Employer Contributions Account, as well as the portions of his ESOP Elective Contributions Account allocated to an Employer Securities Account and an Other Investments Account, shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries), to the extent possible, in units of Employer Securities, except that no fractional shares shall be issued and the value of any fractional shares to which a Participant (or his beneficiary or beneficiaries) would otherwise be entitled shall be paid in cash. During the sixty (60) day period immediately preceding the proposed distribution date of the benefit which the Participant is entitled to receive under the Plan, the Trustee, to the extent possible, shall apply the balance in the Participant's Other Investments Account to the purchase of the maximum number of whole units of Employer Securities at their then Fair Market Value, which units shall be allocated to the Participant's Employer Securities Account. Any portion of the balance of a Participant's Other Investments Account that the Trustee is unable to apply to the purchase of whole units of Employer Securities within the said sixty
          (60) day period shall be paid in cash.

               (B) The benefits payable under paragraphs (a), (b), (c) and (d) of Article VIII that are attributable to the portion of a Participant's ESOP Elective Contributions Account allocated to a Participant Investments - ESOP Elective Contributions Account shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries), to the extent possible, in cash or in units of Employer Securities (except that no fractional shares shall be issued and the value of any fractional shares to which a Participant would otherwise be entitled shall be paid in cash), as elected by the Participant (or his beneficiary or beneficiaries). If the Participant elects to receive all or any portion of the vested balance in his Participant Investments - ESOP Elective Contributions Account in units of Employer Securities, then, during the sixty (60) day period immediately preceding the proposed distribution date of the benefit which the Participant is entitled to receive under the Plan, the Trustee, to the extent possible, shall apply (net of any brokerage commissions) such portion of the Participant's Participant Investments
          - ESOP Elective Contributions Account to the purchase of the maximum number of whole units of Employer Securities at their then Fair Market Value, which units shall be allocated to the Participant's Employer Securities Account. If the Trustee is unable to apply any elected portion of the balance of such Participant Investments - ESOP Elective Contributions Account to the purchase of whole units of Employer Securities within the said sixty (60) day period, such elected portion shall be paid in cash.

               (C) Notwithstanding the provisions of subparagraphs (1)(A) and
          (1)(B), if the amount to which any Participant is entitled under
          Article VIII is less than $3,500, the Plan Administrator, in accordance with a uniform and nondiscriminatory policy, may pay such amount to the Participant or his beneficiary in the form of cash rather than Employer Securities unless the Participant or his beneficiary demands that such amount be distributed in the form of Employer Securities; provided, however, that prior to distributing any such amount in cash, the Participant's right to demand a distribution in the form of Employer Securities instead of cash shall have been communicated to the Participant or his beneficiary in writing by the Plan Administrator.

          (2) Other Payments.  The benefits payable under paragraphs (a), (b),
              --------------
     (c) and (d) of Article VIII that are attributable to a Participant's 401(k) Elective Contributions Account, Rollover Contributions Account, and Merger Accounts shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries) in cash.

     (c)  MANNER OF PAYMENT.
          -----------------

          (1) The benefits payable under paragraphs (a), (b), (c) and (d) of
     Article VIII that are attributable to a Participant's ESOP Elective Contributions Account, ESOP Matching Contributions Account, and ESOP Employer Contributions Account shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries) in a single lump sum distribution.

          (2) The manner of payment for benefits payable under paragraphs (a),
     (b), (c) and (d) of Article VIII that are attributable to a Participant's 401(k) Elective Contributions Account, Rollover Contributions Account, and Merger Accounts shall be determined by the Participant or, in case such Participant has died, his beneficiary or beneficiaries. The options are:

               (A) Option A - Such amount shall be paid or applied in monthly,
                   --------
          quarterly, semi-annual or annual installments as nearly equal as practicable; provided, however, that no periodic payment shall be less than $100. In the event this option is selected, the portion of the account of a Participant, or, in case such Participant is dead, of his beneficiary or beneficiaries, that is not needed to make annual payments during the then current Plan Year shall remain a part of the Trust Fund under Article VII and shall participate in the net increase or net decrease in the value of said Trust Fund as provided therein. Installments shall be made as follows:

                    (i) In the case of a retirement, disability or termination benefit, in no event shall payments under this Option A extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated beneficiary. If the Participant dies before receiving the entire amount payable to him, the balance shall be paid to his designated beneficiary or, if there is none, to the beneficiary specified in Article VIII; in each case the balance shall be distributed at least as rapidly as under the method being used prior to the Participant's death.

                    (ii) In the case of a death benefit, payment under this
               Option A:

                         a. to the designated beneficiary shall begin within one year following the Participant's death and shall not, in any event, extend beyond the life expectancy of the designated beneficiary (unless the designated beneficiary is the Participant's surviving spouse, in which case such benefit shall begin no later than the date the Participant would have reached age 70 1/2); or

                         b. to any other beneficiary shall be totally distributed within five years from the date of the Participant's death.

               (B) Option B - Such amount shall be paid in a single lump sum
                   --------
          payment.

     The Participant (or his spouse) shall be permitted to elect whether life expectancies will be recalculated for purposes of distributions hereunder. Such election must be made by the Participant (or his spouse) no later than the date that distributions are required to commence pursuant to Section 401(a)(9) of the Code. If the Participant (or his spouse) fails to make such election, life expectancies shall not be recalculated.
     Notwithstanding the preceding provisions of this subparagraph (2), any benefit provided under this subparagraph (2) that is not more than $3,500 shall be paid in a lump sum.

          (3) Notwithstanding the foregoing, payments under any of the options described in this paragraph shall satisfy the incidental death benefit requirements and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder (including Prop. Reg. Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner.

     (d) PERIODIC ADJUSTMENTS.  To the extent the balance of a Participant's
         --------------------
Accounts has not been distributed and remains in the Plan, and notwithstanding anything contained in the Plan to the contrary, the value of such remaining balance shall be subject to adjustment from time to time pursuant to the provisions of Article VII.

     (e) DIRECT ROLLOVER DISTRIBUTIONS.  Notwithstanding any provision of the
         -----------------------------
plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. In the event that a Distributee elect to have only a portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, the portion must not be less than $500 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

     (f)  PUT OPTIONS.
          -----------

          (1) The provisions of this paragraph (f) relate to all Employer Securities held as assets of the Trust. Except to the extent hereinafter provided in this paragraph (f), except as provided in paragraph (g) or except as otherwise required by applicable law, no such Employer Securities may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan.

          (2) If any such Employer Securities, when distributed to or for the benefit of a Participant, are not then listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (the "1934 Act") or are not then quoted on a system sponsored by a national securities association registered under section 15A(b) of the 1934 Act, or, if so listed or quoted, are then subject to a trading limitation (a restriction under any federal or state securities law, any regulation thereunder or any permissible agreement affecting such Employer Securities, that makes such Employer Securities not as freely tradable as Employer Securities not subject to such restriction), then the Participant, the Participant's beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, shall be granted an option to put any of the units of such Employer Securities to the Company. The put option shall provide that, for a period of fifteen (15) months after such shares are distributed, the Participant, the Participant's beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, shall have the right to have the Company purchase such units at their Fair Market Value on the date the put option is exercised. Any such put option shall be exercised by the holder notifying the Company in writing that the put option is being exercised; the date of exercise shall be the date the Company receives such written notice. Payment of the purchase price shall be made by the Company, at the election of the Company, either in cash within 30 days after the date of exercise or by an installment purchase. Any installment purchase must provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within 30 days and ending not more than five years (which may be extended to a date no later than the earlier of ten years after the date of exercise or the date the proceeds of the loan used by the Plan to acquire the securities in question are entirely repaid) after the date the put option is exercised.

          (3) The following special rules shall apply to any put option granted with respect to any such Employer Securities:

               (A) At the time that any such put option is exercised, the Plan shall have an option to assume the rights and obligations of the Company under the put option.

               (B) If it is known at the time that a loan is made to the Plan to enable it to purchase Employer Securities that federal or state law will be violated by the Company honoring the put option provided in this paragraph (f), the holder of any such put option shall have the right to put such Employer Securities to a third party that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial, the identity of such third party to be selected by the Plan Administrator.

               (C) If any such Employer Securities are publicly traded without restriction when distributed, but cease to be so traded within 15 months after distribution, the Company shall notify each holder of such Employer Securities, in writing, on or before the tenth day after the date such Employer Securities cease to be so traded, that for the remainder of the 15-month period, such Employer Securities are subject to a put option. Such notice shall also inform the holder of the terms of such put option (which terms shall be consistent with the provisions of this paragraph (f)). If such notice is given after the tenth day after the date such Employer Securities cease to be so traded, the duration of the put option shall be extended by the number of days between such tenth day and the date on which notice is actually given.

               (D) The period during which a put option is exercisable shall not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law.

          (4) Except as otherwise permitted by law, the provisions of this paragraph (f) are not terminable for any reason, including as a result of the repayment of any loan used to acquire Employer Securities or by the cessation of the Plan as an employer stock ownership plan.

     (g) RIGHT OF FIRST REFUSAL.  The Employer or, if the Employer does not
         ----------------------
exercise such right, the Plan, shall have a right of first refusal with respect to any Employer Securities constituting stock or another equity security or a debt security convertible into stock or another equity security that are distributed for the benefit of a Participant or his beneficiary under this Plan. Such right of first refusal shall be subject to the following terms and conditions:

          (1) At the time the right of first refusal may be exercised, the Employer Securities subject thereto must not then be listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (the "1934 Act") or must not then be quoted on a system sponsored by a national securities association registered under section 15A(b) of the 1934 Act.

          (2) If at any time the person owning or otherwise having the right to sell such Employer Securities subject to the right of first refusal (whether or not such person received such securities from the Trust or as a result of a gift, a pledge or otherwise) desires to sell such securities, or any portion thereof, such person shall provide notice in writing to the Employer and to the Trustee (on behalf of the Plan), with such notice to include the name and address of the person to whom it is proposed that the securities be sold and of the person proposing to make the sale, the proposed purchase price therefor and the proposed terms of payment. The Employer and/or the Trustee shall have fourteen (14) days from the giving of such notice within which to give notice in writing to the person proposing to make the sale of the desire to exercise the right of first refusal. If both the Employer and the Trustee (on behalf of the Plan) exercise such right of first refusal, the Employer shall have the priority to make the purchase.

          (3) If the Employer or the Trustee exercise the right of first refusal, the purchase of the shares shall take place as soon thereafter as is practicable at the offices of the purchaser. The purchase price and other terms of the purchase shall not be less favorable to the seller than the greater of the Fair Market Value of the securities in question or the purchase price and other terms offered by the proposed purchaser (other than the Employer or the Plan), making a good faith offer to purchase the security.

                                   ARTICLE X


                 Withdrawals and Diversification Distributions
                 ---------------------------------------------

     (a)  HARDSHIP WITHDRAWALS.
          --------------------

          (1) A Participant who has participated in this Plan for at least eighteen (18) months will be eligible to receive a distribution of 401(k) Elective Contributions (plus earnings credited to such contributions prior to January 1, 1989, as well as any other contributions made to the 401(k) Plan and allocated to the Participant prior to the merger of the 401(k) Plan with this Plan effective October 1, 1993) on account of Hardship. If a Participant incurs a Hardship, such Participant may apply to the Administrator for the withdrawal of a portion of his 401(k) Elective Contributions Account (and other Accounts to the extent described above) not in excess of the amount of such Hardship. The Administrator shall determine whether an immediate and heavy financial need exists and the amount necessary to meet the need (which amount may include the amount necessary to pay income taxes and penalties reasonably anticipated to result from the withdrawal), or the lesser amount, if any, to be distributed to such Participant, in a uniform and nondiscriminatory manner. If the Administrator approves a Hardship withdrawal, it shall direct the Trustee to distribute such amount to such Participant from his 401(k) Elective Contributions Account, not in excess of the actual contributions thereto plus earnings credited to the Participant's 401(k) Elective Contributions Account as of the last day of the last Plan Year ending before July 1, 1989, less previous distributions (and from any other contributions made to the 401(k) Plan and allocated to the Participant prior to the merger of the 401(k) Plan with this Plan effective October 1,
     1993). No Hardship withdrawal shall be permitted in an amount less than $1,000.

          (2) An immediate and heavy financial need shall be deemed to include

               (A) expenses of medical care (as defined in Section 213(d) of the Code) incurred by the Participant or his spouse or other dependents (as defined in Section 152 of the Code) or necessary for such persons to obtain such medical care,

               (B) payments (other than mortgage payments) directly related to the purchase of the Participant's principal residence,

               (C) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or his spouse, children or other dependents,

               (D) payments necessary to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of such residence, and

               (E) such other events as may be prescribed by the Commissioner of the Internal Revenue Service in revenue rulings, notices and other documents of general applicability.

     A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant.

          (3) A distribution of 401(k) Elective Contributions will be deemed necessary to satisfy the financial need of a Participant if

               (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the employee (including any amount necessary to pay income taxes and penalties reasonably anticipated to result from the distribution);

               (B) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by an Employer;

               (C) the Participant's elective contributions to the Plan or any other qualified or nonqualified plans of deferred compensation maintained by an Employer are suspended and he is not permitted to make further elective contributions until the first day of the quarter of the Plan Year following the expiration of 12 months from the date of such withdrawal; and

               (D) the Participant is not permitted to make elective contributions to the Plan or any other plan maintained by an Employer for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution.

          (4) Any Participant who withdraws an amount pursuant to subparagraph
     (1) shall be subject to the limitations of paragraphs (a)(2)(A)(ii) and
     (a)(7) of Article VI.

     (b) WITHDRAWALS AFTER AGE 59 1/2.  Upon reaching age 59 1/2, a Participant
         ----------------------------
may apply to the Administrator for the withdrawal of all or a portion of his Accounts. The Administrator shall establish uniform and nondiscriminatory rules and procedures regarding the distribution of benefits pursuant to this paragraph. The Administrator shall direct the Trustee to distribute to a Participant who has applied for such a withdrawal the amount requested from his Accounts. Amounts withdrawn from the Participant's ESOP Elective Contributions Account, ESOP Matching Contributions Account, ESOP Employer Contributions Account, 401(k) Elective Contributions Account, Rollover Contributions Account, and/or Merger Accounts shall be paid to the Participant in the form and manner provided in paragraphs (b) and (c) of Article IX.

     (c) DIVERSIFICATION DISTRIBUTIONS.
         -----------------------------

          (1) Any Participant who has attained age 55 and completed ten (10) years of participation in the Plan, shall have the right to direct the Trustee to distribute a portion of his Employer Securities Accounts before his retirement, death, total and permanent disability, or severance of employment as a diversification distribution.

               (A) Such a Participant may elect, within ninety (90) days after the close of the first Plan Year in the Diversification Election Period, to receive a distribution of cash in an amount not exceeding 25% of the portion of the balance of his Employer Securities Accounts attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year.

               (B) Within ninety (90) days after the close of the second, third, fourth and fifth Plan Years in the Diversification Election Period, such a Participant may elect to receive a distribution of cash in an amount equal to the difference between

                    (i) 25% of the portion of the balance of his Employer
               Securities Account attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year, and

                    (ii) the amount with respect to which a diversification
               distribution was previously elected.

               (C) In the final Plan Year of the Diversification Election Period, the Participant may elect to receive a distribution in cash in an amount equal to the difference between

                    (i) 50% of the portion of the balance of his Employer
               Securities Accounts attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year,

                    (ii) and the amount with respect to which a diversification distribution was previously elected.

          (2) An eligible Participant's diversification election shall be made in writing on such forms as may be approved by the Plan Administrator, with the Participant designating the amount to be distributed as a percentage of the portion of his Employer Securities Accounts that is available for distribution as described in subparagraph (1).

          (3) If any Participant elects to receive a diversification distribution in any year in the Diversification Election Period, the Trustee shall sell Employer Securities that are allocated to the Account of the Participant with a value equal to the amount to be distributed. The proceeds of such sale shall be distributed to the Participant no later than ninety (90) days after the Participant's election is made.

          (4) Notwithstanding any other provision of this paragraph (c), no diversification distribution shall be made to any Participant unless the value of the Employer Securities acquired by or contributed to this Plan after December 31, 1986, and allocated to the Participant's Employer Securities Accounts, exceeds $500 as of the Valuation Date immediately preceding the first day on which the Participant may elect a diversification distribution.

                                   ARTICLE XI


                        Participant Directed Investments
                        --------------------------------

     (a) PARTICIPANT DIRECTED INVESTMENTS.  On the commencement of his
         --------------------------------
participation in the Plan, each Participant shall direct the Trustee to invest his 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and Merger Accounts in one or more of the following:

          (1) A "Money Market Fund," which shall consist of a portfolio invested in commercial paper, U.S. Government or federal agency obligations, short-term corporate obligations, bank certificates of deposit, savings accounts, guaranteed investment-type contracts, fixed rate annuity contracts (provided, however, that no such annuity contract shall be deemed to permit any Participant to receive any benefit under this Plan in the form of a life annuity), and/or comparable investments, as may be deemed appropriate by the Plan Administrator, designed to provide maximum protection of capital with a conservative rate of return;

          (2) A "Bond Fund," which shall consist of a portfolio invested primarily in governmental and corporate bonds, notes and bills, fixed rate annuity contracts (provided, however, that no such annuity contract shall be deemed to permit any Participant to receive any benefit under this Plan in the form of a life annuity), mortgages, savings accounts and/or comparable investments, as may be deemed appropriate by the Plan Administrator, designed to provide for a moderate rate of return based primarily upon interest income;

          (3) A "Balanced Fund," which shall consist of a portfolio invested primarily in common and preferred stocks, governmental and corporate bonds and such other securities or investment opportunities, as may be deemed appropriate by the Plan Administrator, designed to provide for a balanced return based upon appreciation of stocks and income derived from interest and dividends;

          (4) A "Growth Fund," which shall consist of a portfolio invested primarily in common stocks and such other securities or investment opportunities, as may be deemed appropriate by the Plan Administrator, providing primarily for long-term capital appreciation;

          (5) An "Aggressive Growth Fund," which shall consist of a portfolio invested primarily in common stocks of small and medium-sized companies and such other securities or investment opportunities, as may be deemed appropriate by the Plan Administrator, providing for long-term capital appreciation;

          (6) A "Company Stock Fund," which shall consist of a portfolio invested primarily in Employer Securities; and

          (7) Such additional, or alternative, investment funds as may be made available by the Plan Administrator from time to time.

The Plan Administrator may provide such Funds through mutual funds, investment contracts, or other appropriate investment vehicles.

     (b) ELECTION PROCEDURES.  Except as may be otherwise provided by the
         -------------------
Agreement and Declaration of Trust or by any contract entered into by the Trustee or the Plan Administrator with an investment manager appointed to manage all or any portion of the assets of the Plan, each Participant's elections described in paragraph (a) shall be made in writing upon his commencement of participation in the Plan.

          (1) A Participant shall designate the percentage of his 401(k) Elective Contributions, Participant Investments - ESOP Elective Contributions Account, and Rollover Contributions to be allocated to any Fund. The Administrator shall establish the minimum percentage that each Participant may select to be allocated to any Fund selected by the Participant, which minimum percentage shall not be less than 5%.

          (2) A Participant may revise his election effective as of the first day of each Valuation Period. The Participant's revised election shall be effective for contributions made to the Plan after the effective date of such revision, and may be effective for the investment of balances previously allocated and remaining credited to a Participant's 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, and Rollover Contributions Account and Merger Accounts.

          (3) The Trustee shall make requested investments on behalf of each Participant within a reasonable period after the receipt of written directions from the Administrator or the Participant.

     (c) FAILURE TO DESIGNATE.  If a Participant does not specifically designate
         --------------------
the initial investments for all of his 401(k) Elective Contributions Account, and Rollover Contributions Account, the Administrator shall not accept his initial salary reduction agreement. In the event that a Participant is credited with a 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and/or Merger Accounts prior to providing the Trustee with directions for the investment of his Accounts, such Accounts shall be invested in the Balanced Fund.

     (d) UNIFORM PROCEDURES.  The Administrator shall establish uniform
         ------------------
procedures regarding Participant investment directions, which procedures shall be communicated to all Participants. The Plan Administrator, at its sole discretion, may prohibit, or otherwise restrict, investment of 401(k) Elective Contributions Account, Participant Investments - ESOP Elective Contributions Account, Rollover Contributions Account, and Merger Account balances in the

Company Stock Fund by any officer, director or 10% shareholder of the Company, or any other Participant who is required to file reports under Section 16(b) of the Securities Exchange Act of 1934, in order to prevent a violation of federal law or an undue administrative burden upon the Plan Administrator.

     (e) DESIGNATED SECTION 404(C) PLAN.
         ------------------------------

          (1) This Plan is designated as an "ERISA Section 404(c) Plan" providing Participants (and beneficiaries) with the opportunity to exercise control over the investment of assets held in their Accounts and to select, from a broad range of investment funds, the manner in which some or all of the assets in their Accounts are invested. The investment funds shall be selected and offered by the Company, as the designated plan fiduciary, in accordance with Section 404(c) of ERISA and the regulations thereunder.

          (2) Information relating to the purchase, holding or sale of interests in the Company Stock Fund by Participants, as well as the voting and/or tender of Employer Securities, shall be maintained on a confidential basis by the director of personnel for the Company at all times. The director of personnel for the Company shall be the fiduciary responsible for maintaining all participant information with respect to investments in, and the voting and tender of, the Company Stock Fund. The director of personnel shall maintain confidential information with respect to participants' investments in the Company Stock Fund in a manner that will prevent officers, directors and employees of the Company from obtaining access to the information unless they have been specifically authorized to receive the information in connection with their responsibilities with respect to the administration of the plan. The director of personnel also shall be responsible for the periodic review and revision of confidentiality procedures for the Plan.

          (3) In the event the fiduciary designated in subparagraph (2) above determines that the direct or indirect exercise of shareholder rights by any Participant who has invested in the Company Stock Fund may be subject to undue employer influence, the fiduciary shall appoint one or more independent fiduciaries (who are not affiliated with any Employer) to carry out such activities with respect to the Company Stock Fund as may be required to eliminate such undue employer influence.

     (f) OTHER ACCOUNTS.  The Participant shall have no right to direct the
         --------------
investment of his ESOP Matching Contributions Account, his ESOP Employer Contributions Account, or the portions of his ESOP Elective Contributions Account allocated to an Employer Securities Account and/or an Other Investments Account.

                                  ARTICLE XII


                                   Trust Fund
                                   ----------

     Effective as of January 2, 1997, the Trust Fund shall be held by Northwestern Trust and Investors Advisory Company, as Trustee, or by a successor trustee or trustees, for use in accordance with the Plan under the Agreement and Declaration of Trust. The Agreement and Declaration of Trust may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Agreement and Declaration of Trust.

                                  ARTICLE XIII


           Expenses of Administration of the Plan and the Trust Fund
           ---------------------------------------------------------

     The Company shall bear all expenses of implementing this Plan and the Trust. For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its agreement with the Company, as in effect from time to time. Any individual Trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred). The Company may pay all expenses of the administration of the Trust Fund, including the Trustee's compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust and any Employer may pay such expenses as relate to Participants employed by such Employer. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan. Such expenses shall be paid out of the assets of the Trust Fund unless paid or provided for by the Company or another Employer. Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

                                  ARTICLE XIV


                           Amendment and Termination
                           -------------------------

     (a) RESTRICTIONS ON AMENDMENT AND TERMINATION OF PLAN.  It is the present
         -------------------------------------------------
intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

          (1) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

          (2) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

          (3) shall either directly or indirectly reduce any vested and nonforfeitable interest of, or the vested percentage in effect with respect to, a Participant determined as of the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law;

          (4) shall reduce the Accounts of any Participant;

          (5) shall amend any vesting schedule with respect to any Participant who has at least five Years of Service (three Years of Service for Plan Years beginning after December 31, 1988) at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator;

          (6) shall increase the duties or liabilities of the Trustee without its written consent; or

          (7) shall modify, more than once in any six-month period, any provision of the Plan set forth in Article V, paragraphs (a), (b) and (c) of Article VI, and subparagraph (e)(2) and paragraph (f) of Article VII that is applicable to any officer, director, 10% owner of any Employer, or any other Participant who is required to file reports under Section 16(a) of the Securities Exchange Act of 1934.

     (b) AMENDMENT OF PLAN.  Subject to the limitations stated in paragraph (a),
         -----------------
the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder (except as provided in paragraph (a)(7)), to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

     (c) TERMINATION OF PLAN.  Any Employer, in its sole and absolute
         -------------------
discretion, may permanently discontinue making contributions under this Plan or may terminate this Plan and the Trust (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company), completely or partially, at any time without any liability whatsoever for such permanent discontinuance or complete or partial termination. In any of such events, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust or permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

     (d) DISCONTINUANCE PROCEDURE.  In the event an Employer decides to
         ------------------------
permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. All of the assets in the Trust Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall, aside from becoming fully vested as provided in paragraph (c), be held, administered and distributed by the Trustee in the manner provided under this Plan. In the event of a permanent discontinuance of contributions without such formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur on the last day of the year in which a substantial contribution is made to the Trust.

     (e)  TERMINATION PROCEDURE.
          ---------------------

          (1) In the event an Employer decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund as of the date of termination, each affected Participant (or the beneficiary of any such Participant) shall be entitled to receive, provided that the requirements set forth in subparagraph (2) are met, any amount then credited to his Accounts in a lump sum.

          (2) In the event this Plan and the Trust are terminated, completely or partially, and with respect to any one Employer or with respect to all Employers, distributions may not be made pursuant to this paragraph (e) unless:

               (A) the Plan has been completely terminated and no successor plan (within the meaning of Section 401(k)(10) of the Code) has been established;

               (B) the Plan has been partially terminated as a result of the sale or other disposition by an Employer to an unrelated corporation of substantially all of the assets used in a trade or business, in which case distribution may be made to employees who continue employment with the acquiring corporation; or

               (C) the Plan has been partially terminated as a result of the sale or other disposition by an Employer of its interest in a subsidiary, in which case distribution may be made to employees who continue employment with the subsidiary.

          (3) At the election of the Participant, the Plan Administrator may transfer the amount of any Participant's distribution under this paragraph
     (e) to the trustee of another qualified plan or the trustee of an individual retirement account or individual retirement annuity instead of distributing such amount to the Participant. Any such election by a Participant shall be in writing and filed with the Plan Administrator.

                                   ARTICLE XV


                                 Miscellaneous
                                 -------------

     (a) MERGER OR CONSOLIDATION.  This Plan and the Trust may not be merged or
         -----------------------
consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

     (b)  ALIENATION.
          ----------

          (1) Except as provided in subparagraph (2), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

          (2) Notwithstanding the provisions of subparagraph (b)(1), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code. The Plan Administrator shall establish procedures consistent with
     Section 414(p) of the Code to determine if any order received by the Plan Administrator, or any other fiduciary of the Plan, is a Qualified Domestic Relations Order.

     (c) USERRA REQUIREMENTS.  Notwithstanding any provision of this Plan to the
         -------------------
contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code and the Uniformed Service Employment and Reemployment Rights Act.

     (d) GOVERNING LAW.  This Plan shall be administered, construed and enforced
         -------------
according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

     (e) ACTION BY EMPLOYER.  Whenever the Company or another Employer under the
         ------------------
terms of this Plan is permitted or required to do or perform any act, it shall be done and performed by the Board of Directors of the Company or such other

Employer and shall be evidenced by proper resolution of such Board of Directors certified by the Secretary or Assistant Secretary of the Company or such other Employer.

     (f) ALTERNATIVE ACTIONS.  In the event it becomes impossible for the
         -------------------
Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

     (g) GENDER.  Throughout this Plan, and whenever appropriate, the masculine
         ------
gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.

     IN WITNESS WHEREOF, this Amendment and Restatement has been executed this 31st day of December, 1996, and shall be effective as of the dates set forth hereinabove.


ATTEST:                                     PHYSICIAN SALES & SERVICE, INC.

         (Corporate Seal)

                                            By:   /s/ David A. Smith
------------------------------------           -----------------------------
Secretary                                      Executive Vice President and
                                               Chief Financial Officer

                                                        "COMPANY"